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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION

IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 22, 2014
9:00 A.M. (Pacific Daylight Time)

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of IMPAC MORTGAGE HOLDINGS, INC. ("IMH," "we," "our," "us," or the "Company"), a Maryland corporation, to be held at 19500 Jamboree Road, Irvine, California 92612 on July 22, 2014, at 9:00 a.m. (Pacific Daylight Time).

The annual meeting of stockholders is being held for the following purposes:

  1.
  To elect a Board of Directors to serve for the ensuing year;

  2.
  To consider and approve an amendment to the Company's 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares;

  3.
  To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014;

  4.
  To consider and approve the Company's Tax Benefits Preservation Rights Agreement, as amended; and

  5.
  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of our common stock of record at the close of business on April 25, 2014 will be entitled to vote and participate at the Meeting and any postponements, adjournments or continuations thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 22, 2014. The 2014 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2013 are also available at
http://www.viewproxy.com/impaccompanies/2014

In accordance with the rules of the Securities and Exchange Commission, we are sending a Notice of Internet Availability of Proxy Materials to the holders of record and beneficial owners of our capital stock as of the close of business on the record date. The Notice of Internet Availability contains instructions on how to access our materials on the Internet, as well as instructions on obtaining a paper copy of the proxy materials. You are cordially invited to attend the meeting. However, if you do not expect to attend or if you plan to attend but desire the proxy holders to vote your shares, please promptly date and sign your proxy card and return it in the enclosed postage paid envelope or you may also instruct the voting of your shares over the Internet or by telephone by following the instructions on your proxy card. Voting by written proxy, over the Internet, or by telephone will not affect your right to vote in person in the event you find it convenient to attend.

By order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: April        , 2014

 IMPAC MORTGAGE HOLDINGS, INC.
19500 Jamboree Road, Irvine, CA. 92612
(949) 475-3722

PROXY STATEMENT

FOR ANNUAL STOCKHOLDERS MEETING TO BE HELD ON
JULY 22, 2014, AT 9:00 A.M. (PACIFIC DAYLIGHT TIME)

This proxy statement is being furnished by Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), in connection with the annual meeting of stockholders to be held on July 22, 2014 at 9:00 a.m. (Pacific Daylight Time) at 19500 Jamboree Road, Irvine, California 92612 (the "Meeting"). We anticipate that the Notice of Internet Availability of Proxy Materials will be sent, and this proxy statement and the form of proxy relating to our Meeting will be made available, to our stockholders commencing on or about                           , 2014.

The purpose of the Meeting is to seek stockholder approval of the following proposals: (1) electing a Board of Directors to serve for the ensuing year; (2) approving an amendment to the Company's 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares; (3) ratifying the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014; and (4) approving the Company's Tax Benefits Preservation Rights Agreement.

Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we are providing access to our proxy materials over the Internet. We are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and our beneficial owners. All stockholders will have the option to access the proxy materials on the website referred to in the Notice of Internet Availability or to request a printed set of the proxy materials. The Notice of Internet Availability will provide you with instructions on how to access the proxy materials over the Internet or to request printed copies of the proxy materials and on how to vote on the proposals.

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Solicitations will be made by mail and over the Internet based on our Notice of Internet Availability of Proxy Materials. We may also solicit proxies personally or by telephone. We will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock.

Annual Report

Our annual report to stockholders for the year ended December 31, 2013 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy and is not to be considered a part of the proxy-soliciting material.

Stockholders may also request a free copy of our Form 10-K for the year ended December 31, 2013 by writing to Corporate Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612. Alternatively, stockholders may access our 2013 Form 10-K on the Company's website located at www.impaccompanies.com. We will also furnish any exhibit to our 2013 Form 10-K if specifically requested.

Voting Requirements & Procedures

Your vote is important. If you hold your shares as a record holder, your shares can be voted at the Meeting only if you are present in person at the Meeting or your shares are represented by proxy. Even if you plan to attend the Meeting, we urge you to vote by proxy in advance. You may vote your shares when you view the proxy materials on the Internet following the instructions in the Notice of Internet Availability, or if you request a paper copy of the proxy materials as instructed on the Notice of Internet Availability, by using one of the following three methods: (1) you may vote by mail, by marking your proxy card, and then date, sign and return it in the postage-paid envelope provided; (2) you may direct your vote electronically by accessing the website located at www.cesvote.com and following the on-screen instructions; or (3) you may vote by calling the toll-free number listed on your proxy card. Please have your Notice of Internet Availability or proxy card in hand when going online or calling. If you instruct the voting of your shares electronically or telephonically, you do not need to return your proxy card.

If you hold your shares beneficially in "street name" through a nominee (such as a bank or stock broker), then the proxy materials are being forwarded to you by the nominee and you may be able to vote by telephone or the Internet as well as by mail based on the instructions you receive from your nominee. You should follow the instructions you receive from your nominee to vote these shares in accordance with the voting instructions you receive from your broker, bank or other nominee. If you are a stockholder who owns shares through a broker and you intend to vote at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record of your shares to be entitled to vote those shares in person at the Meeting.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on April 25, 2014 (the "Record Date") will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting. There were 9,160,309 shares of common stock, $0.01 par value per share, outstanding as of the Record Date. Each share of our common stock is entitled to one vote and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the Meeting. Abstentions and broker non-votes will be considered present and entitled to vote for the purpose of determining the presence of a quorum. Stockholders may not cumulate their votes.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as follows:

  (1)
  FOR the nominees to our Board of Directors;

  (2)
  FOR the approval of an amendment to the Company's 2010 Omnibus Incentive Plan to increase the number of shares of common stock subject to the plan by 300,000 shares;

  (3)
  FOR the ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014; and

  (4)
  FOR the approval of the Company's Tax Benefits Preservation Rights Agreement.

Representatives of our transfer agent will assist us in the tabulation of the votes.

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote.

A broker "non-vote" is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals that are non-routine matters and has not received instructions from its customer regarding how to vote on a particular proposal. Brokers that hold shares of common stock in "street name" for customers that are the beneficial owners of those shares may generally vote on routine matters. However, brokers generally do not have discretionary voting power (i.e., they can not vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member.

Refer to each proposal for a discussion of the effect of abstentions and broker non-votes.

Revocability of Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Secretary of Impac Mortgage Holdings, Inc. in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Meeting and voting in person.

Interest of Executive Officers and Directors

None of the Company's executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that the executive officers and directors are eligible to receive awards under the 2010 Omnibus Incentive Plan and, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

Householding

"Householding" is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be "householding" materials to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, "householding" will not apply to your shares.

Postponement or Adjournment of Meeting

If a quorum is not present or represented, our bylaws permit the stockholders entitled to vote at the Meeting, present in person or represented by proxy, to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than the announcement at the Meeting.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our directors are elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualify. Accordingly, a Board of six directors is to be elected at the Meeting, all of whom have been recommended for nomination by the members of the Corporate Governance and Nomination Committee of the Board. Our charter and bylaws currently provide for a variable number of directors with a range of between one and fifteen members. The size of our Board of Directors is set at six. No proxy may vote for more than six nominees for director.

Unless otherwise directed by stockholders within the limits set forth in the bylaws, the proxy holders will vote all shares represented by proxies held by them for the election of the maximum number of the following nominees, all of whom are now members of and constitute our Board of Directors, Joseph R. Tomkinson, William S. Ashmore, James Walsh, Frank P. Filipps, Stephan R. Peers and Leigh J. Abrams. We have been advised that all of the nominees have indicated their availability and willingness to serve if elected. If elected, each such nominee will serve for a term expiring at our annual meeting of stockholders in 2015. You can find information about Messrs. Tomkinson, Ashmore, Walsh, Filipps, Peers and Abrams below under the section "Board of Directors and Executive Officers."

In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee, will vote for a substitute nominee in the exercise of their best judgment or the Board may determine to reduce the size of the Board.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. In order to elect a nominee, the affirmative vote of a plurality of all of the votes cast at the Meeting is necessary for the election of the nominee for director assuming a quorum is present. "Plurality" means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in "street name" and you do not instruct your broker how to vote in the election of directors a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO 2010 OMNIBUS INCENTIVE PLAN
TO INCREASE THE SHARES SUBJECT TO THE PLAN BY 300,000 SHARES

In April 2014, our Board of Directors approved an amendment to the Company's 2010 Omnibus Incentive Plan, as amended (the "2010 Plan"), subject to stockholder approval, to increase the number of shares available under the Plan by 300,000 shares. As of April 25, 2014, there were 740,703 outstanding shares underlying options and 72,000 deferred stock units, which are counted two times against the share reserve, and the total number of shares of common stock available for future awards under the 2010 Plan was 112,352 shares, which the Board believes is inadequate for the purpose of providing future equity incentives. Of the outstanding options, 131,110 are exercisable at $0.53 per share, 114,000 are exercisable at $2.73 per share, 61,759 are exercisable at $2.80 per share, 5,000 are exercisable at $6.81 per share, 210,000 are exercisable at $10.65 per share, 214,834 are exercisable at $13.81 per share and 4,000 are exercisable at $217.70 per share.

The 2010 Plan addresses the development of innovative compensation practices involving several alternative forms of equity-based incentives by permitting the grant of stock appreciation rights, restricted stock units, performance shares and other stock- and cash-based incentive awards. The Board believes the 2010 Plan provides the Company with a flexible and dynamic long-term incentive compensation structure and is in the best interests of the Company. This amendment is designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee.

In approving the amendment to the 2010 Plan that is the subject of this Proposal 2, the Board noted the number of shares currently available under the 2010 Plan, the number of shares available under the 2010 Plan upon its adoption in 2010, and the increase in the number of shares available under the 2010 Plan approved by stockholders in 2012 and 2013. The Company did not engage a consultant to assist in the determination of the proposed increase in the number of shares available under the 2010 Plan in this Proposal 2.

Certain material features of the plan are discussed below, however, the description is subject to, and qualified by the full text of the 2010 Plan attached as Appendix A, and is incorporated herein by reference, which includes the proposed amendment to Section 4.01 as underlined. The closing price for our common stock on                , 2014, as reported on the NYSE MKT, was $             per share. If this proposal is approved, we anticipate filing a Form S-8 registration statement with the SEC shortly after the annual meeting to register the additional shares.

Administration

The 2010 Plan is administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors. The Committee has the authority to determine, within the limits of the express provisions of the 2010 Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the 2010 Plan to another committee of the Board or a subcommittee, or to such other party or parties, including officers of the Company, as the Committee deems appropriate. In addition, the Board of Directors may exercise any of the powers and authority of the Committee.

Types of Awards

Awards under the 2010 Plan may include incentive stock options, nonqualified stock options, stock appreciation rights ("SARs"), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options.    The Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options ("incentive stock options") for purposes of Section 422 of the Internal Revenue Code (the "Code"), options that do not qualify as incentive stock options ("non-qualified stock options") or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee.

The exercise price for stock options are determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years. The 2010 Plan provides for earlier termination of stock options upon the participant's termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Committee's discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company's common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of "cashless" or "net" exercise). The holder is responsible for the payment and withholdings of any federal, state, or local taxes that may arise in connection with the exercise of stock options.

Stock Appreciation Rights.    The Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Committee in its discretion, but may not be less than 100% of the fair market value of one share of the Company's common stock on the date when the SAR is granted. Upon exercise of a SAR, payment may be made in cash, shares of the Company's common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of "cashless" exercise). SARs must be exercised within a period fixed by the Committee that may not exceed ten years from the date of grant.

Restricted Shares and Restricted Units.    The Committee may award to a participant shares of common stock subject to specified restrictions ("restricted shares"). Restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives ("restricted units"). The terms and conditions of restricted share and restricted unit awards are determined by the Committee.

For participants who are subject to Section 162(m) of the Code, as further described under "Tax Deductibility of Certain Performance-Based Awards Under the 2010 Plan," the performance targets described in the preceding two paragraphs may be established by the Committee, in its discretion, based on one or more of the following measures (the "Performance Goals"):

  •
  operating income
  •
  operating profit (earnings from continuing operations before interest and taxes)
  •
  earnings per share
  •
  return on investment or working capital
  •
  return on stockholders' equity
  •
  economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital)
  •
  Adjusted Net Earnings (as defined below)
  •
  Net earnings (loss) attributable to common stockholders
  •
  stock price

"Adjusted Net Earnings" means net earnings (loss) attributable to common stockholders as reported in the Company's periodic reports filed with the Securities and Exchange Commission, provided that such amount shall be adjusted by reversing the following, to the extent such adjustments were made in calculating such net earnings (loss) attributable to common stockholders:

  (a)
  any accrual already made with respect to the annual bonus, special bonus, or incentive bonus applicable to such person;
  (b)
  any adjustment relating to change in fair value of net trust assets;
  (c)
  any adjustment relating to change in fair value of long-term debt;
  (d)
  any adjustment relating to noncash level yield long-term debt;
  (e)
  any charge relating to amortization of deferred charges; and
  (f)
  any adjustment relating to the following items within earnings of discontinued operations: (1) lower of cost or market and (2) repurchase liability provision.

The Performance Goals may be measured with respect to the Company or any one or more of its subsidiaries, divisions, units or affiliates, either in absolute terms or as compared to another company or companies, or an index established or designated by the Committee. The above terms will have the same meaning as in the Company's financial statements, or if the terms are not used in the Company's financial statements, as applied pursuant to generally accepted accounting principles, or as used in the industry, as applicable.

Performance Awards.    The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Committee.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Committee's discretion, based on one or more of the Performance Goals described under the section titled "Restricted Shares and Restricted Units ." To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards.    The Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted shares, restricted units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Cash-Based Incentive Awards.    The Committee may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The terms and conditions of each cash-based award will be determined by the Committee. The following material terms will be applicable to performance-based cash awards granted to covered executives subject to Section 162(m):

  •
  The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code (the "covered employees").

  •
  The targets for annual incentive payments to covered employees will consist only of one or more of the Performance Goals discussed under the section titled "Restricted Shares and Restricted Units "above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "pre-established" for purposes of Section 162(m) of the Code.

  •
  In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered employee more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee will have the flexibility, based on its business judgment, to reduce this amount.

  •
  The cash incentive compensation feature of the 2010 Plan does not preclude the Board or the Committee from approving other incentive compensation arrangements for covered employees.

Dividend Equivalents.    The Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of common stock subject to an award under the 2010 Plan.

Eligibility and Limitation on Awards

The Committee may grant awards to any employee, director, consultant or other person providing services to the Company or its affiliates. It is presently contemplated that approximately 280 persons will be eligible to receive awards.

The maximum awards that can be granted under the 2010 Plan to a single participant in any calendar year will be 450,000 shares of common stock, whether in the form of options, SARs, restricted shares, restricted units, performance unit or share awards and other stock-based awards, and $5,000,000 in the form of cash-based incentive awards. These amount limitations are solely for purposes of Section 162(m) of the Code as further discussed below under "Federal Income Tax Consequences" and are not indicative of the award amounts that would be granted to any participant.

Future Awards under the 2010 Plan

Because future awards under the 2010 Plan is within the discretion of the Compensation Committee, the Company cannot determine the type, dollar value, number, participant, or other terms that will in the future be received by or allocated to any participant in the 2010 Plan. Information regarding our recent practices with respect to stock-based compensation is presented in "Board of Directors and Executive Officers" and "Executive Compensation" including the "Summary Compensation Table" and these related tables: "Option Grants During 2013," "Outstanding Equity Awards at December 31, 2013," and in "Compensation of Board Members" and elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2013 in the Annual Report that accompanies this Proxy Statement.

While the Company does not have a specific intention for the use of the currently reserved or additional proposed shares of common stock available for grants under the 2010 Plan, the Compensation Committee in its discretion, and consistent with the Company's overall compensation program as described in the Proxy Statement, from time to time makes awards to employees, directors, consultants and other persons providing services to the Company and its affiliates, and the Board has considered the past grants of awards in adopting the proposed increase. In 2012 and 2013, the Company made option awards representing a total of 255,000 shares and 269,500 shares, respectively, and DSU awards representing a total of approximately 18,000 shares and 30,000 shares, respectively. No option awards and 24,000 DSU awards were made in 2011. The average rate at which shares were granted over the past three years as a percentage of average shares outstanding in those same years was 3.7%. On that basis, the total number of shares available for grant following the proposed increase is consistent with prior years' practices and would meet the Company's needs for approximately one year.

Shares Subject to the 2010 Plan

The Board of Directors has reviewed the shares currently available under the 2010 Plan and has determined that it is appropriate to increase the maximum number of shares authorized for issuance under the 2010 Plan. As of April 25, 2014, the awards granted and the shares reserved under the 2010 Plan are as follows:

  •
  740,703 shares underlying outstanding options, which amount consists of (i) 605,593 options that were granted under the 2010 Plan, and (ii) 135,110 options that were outstanding under prior plans and assumed by the 2010 Plan upon its effectiveness (the "Assumed Options"); to the extent any of the Assumed Options are forfeited or canceled, shares of common stock underlying those options will not be available for new grants under the 2010 Plan;

  •
  72,000 shares of deferred stock units that have not otherwise been forfeited, cancelled or vested were outstanding under the 2010 Plan, which amount represents 144,000 shares charged against the number of shares available for the grant of awards under the 2010 Plan; shares of common stock awarded as restricted shares, restricted units, performance awards or other-stock-based awards will be charged as two shares against the number of shares of common stock available for the grant of awards under the 2010 Plan; and

  •
  112,352 shares reserved for issuance under the 2010 Plan.

As of April 25, 2014, the total number of shares of common stock available for awards under the 2010 Plan is 112,352, which the Board believes is inadequate for the purpose of providing future equity incentives. The Board has determined that increasing the amount of shares of common stock issuable under the 2010 Plan is necessary in order to be able to grant additional equity awards to continue to attract, retain and motivate key employees. As a result, the Board is asking the stockholders to approve the amendment to the 2010 Plan to increase the number of shares available under the 2010 Plan by 300,000 shares.

With respect to awards made under the 2010 Plan (excluding Assumed Options), shares of common stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock) will be available for additional grants under the 2010 Plan. Shares to be issued or purchased under the 2010 Plan will be authorized but unissued shares of common stock.

Anti-Dilution Protection

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the 2010 Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the maximum number of shares of common stock subject to the 2010 Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Dilution Analysis

As of April 25, 2014, the Company had outstanding 9,160,309 shares of common stock. If the 300,000 share increase in the number of shares available for issuance under the 2010 Plan is approved by stockholders as requested, approximately 412,352 shares will be available for issuance under the 2010 Plan. The requested increase represents approximately 3.3% of the issued and outstanding shares of the Company. The total number of shares available for future issuance under the 2010 Plan and the total amount available including shares underlying outstanding options would be approximately 4.5% and 12.6%, respectively, of the issued and outstanding shares of the Company.

The percentage of the issued and outstanding shares of the Company that will be available for award grants under the 2010 Plan following the proposed increase is consistent with the corresponding percentages at the time of the initial approval of the 2010 Plan and its amendments in 2012 and 2013. Stockholders initially approved the 2010 Plan in July 2010, authorizing 450,000 shares, representing approximately 5.8% of the then issued and outstanding shares of the Company. In July 2012, stockholders approved an increase of 250,000 in the number of shares then available under the 2010 Plan and in July 2013 stockholders approved an increase of 300,000 in the number of shares then available under the 2010 Plan. The number of shares available under the 2010 Plan prior to the 2012 and 2013 increases was 57,569 and 21,033 shares. Following the 2012 and 2013 increases, the 307,569 and 321,033 shares available for future issuance under the 2010 Plan represented approximately 3.9% and 3.7%, respectively, of the then issued and outstanding shares of the Company and the total amount available including shares underlying outstanding options represented approximately 18.7% and 10.6%, respectively, of the then issued and outstanding shares of the Company.

The inclusion of this information in this Proxy Statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others described in our Form 10-K for the year ended December 31, 2013.

Amendment and Termination

The Board of Directors may at any time amend or terminate the 2010 Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the 2010 Plan without the consent of the recipient. No awards may be made under the 2010 Plan after the tenth anniversary of its effective date. Certain provisions of the 2010 Plan relating to performance-based awards under Section 162(m) of the Code will expire on the fifth anniversary of the effective date.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the 2010 Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options.    A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory "holding period"), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder's income for alternative minimum tax purposes.

Nonqualified Stock Options.    A participant who is granted a nonqualified stock option under the 2010 Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares.

The Company generally will be entitled to a tax deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights.    A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company's common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Shares.    A participant will not be taxed at the date of an award of restricted shares but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant within 30 days after transfer of such restricted shares to the participant elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such transfer. The Company will be entitled to a corresponding deduction. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of the transfer of the restricted shares, if the employee elects to be taxed on the fair market value upon such transfer). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon transfer, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Units.    A participant will normally not recognize taxable income upon an award of restricted units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount.

Performance Awards, Other Stock-Based Awards and Cash-Based Awards.    Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Tax Deductibility of Certain Performance-Based Awards Under the 2010 Plan.    Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any "covered employee" in excess of $1 million. For purposes of Section 162(m), the term "covered employee" includes the Company's chief executive officer and the three other most highly compensated executive officers who are required to be disclosed in the Company's proxy statement as a "named executive officer" based on the amount of their total compensation. Certain compensation, including compensation paid based on the achievement of pre-established performance goals, is excluded from this deduction limit if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by our stockholders. Accordingly, in order to maintain the Company's ability to fully deduct certain incentive compensation paid pursuant to the 2010 Plan, approval of the 2010 Plan will qualify as approval of the material terms, including the Performance Goals discussed in the section titled "Restricted Shares and Restricted Units" above, under which qualifying performance-based compensation is to be paid.

Effective Date

The 2010 Plan initially became effective on July 20, 2010.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Approval of the amendment to the 2010 Plan will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, assuming the presence of a quorum. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the approval of the 2010 Plan. Abstentions will have the same effect as votes against this proposal and broker non-votes will not be counted as shares entitled to vote and will have no effect on the result of the vote. If the stockholders do not approve the amendment to the 2010 Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
APPROVAL TO AMEND THE 2010 PLAN

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has recommended the reappointment of Squar, Milner, Peterson, Miranda & Williamson, LLP ("Squar Milner") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. Squar Milner became our auditors in 2008. The Company anticipates, and has experienced, costs savings in connection with its engagement of Squar Milner compared to previous auditor engagements. The stockholders are being requested to ratify the reappointment of Squar Milner at the Annual Meeting. If the selection is not ratified, it is contemplated that the appointment of Squar Milner for 2013 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Squar Milner will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed to us by Squar Milner for the years ended December 31, 2013 and 2012.

	For the Year Ended December 31,
	2013	2012
Audit fees	$750,000	$741,636
Audit-related fees (1)	32,400	32,400
Tax fees (2)	16,165	—
All other fees (3)	20,000	—

Total	$819,165	$774,036

(1)
Audit-related fees include fees for an examination under section 1122 of Regulation AB for loan servicing as well as a separate examination of certain requirements of our master servicing policies and procedures.
(2)
Tax fees relate to tax planning and consultation services.
(3)
All other fees relate to non-tax related advisory and consulting services.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members of the Audit Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. In pre-approving the services in 2013 and 2012 under audit related fees, tax fees or all other fees, the Audit Committee did not rely on the de minimis exception to the SEC pre-approval requirements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of our accounting functions and internal control over financial reporting. The Audit Committee is currently comprised of four directors. The Audit Committee operates under a written audit committee charter, which was amended and restated by the Board of Directors on February 7, 2012.

Management is responsible for our internal control over financial reporting and financial reporting process. Squar, Milner, Peterson, Miranda & Williamson, LLP, or Squar Milner, the independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements, as well as the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue separate reports thereon. The Audit Committee's responsibility is to monitor and oversee these management processes and related independent audits.

In connection with these responsibilities, the Audit Committee met with management and Squar Milner to review and discuss the December 31, 2013 financial statements. The Audit Committee also discussed with Squar Milner the matters required by Statement on Auditing Standards ("SAS") No. 61 (Communication with Audit Committees) as may be modified or supplemented.

In addition, the Audit Committee also received written disclosures and the letter from Squar Milner required by applicable requirements of the Public Company Accounting Oversight Board regarding Squar Milner's communications with the Audit Committee concerning independence, and has discussed with Squar Milner their independence from the Company.

Based on the Audit Committee's discussions with management, review of Squar Milner's letter and discussions with Squar Milner, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the SEC.

Audit Committee
Frank P. Filipps Leigh J. Abrams Stephan R. Peers James Walsh

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. The affirmative vote of a majority of all votes cast at the Meeting at which a quorum is present is required to ratify the appointment of Squar Milner as the Company's independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board of Directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Squar Milner as the Company's independent registered public accounting firm.

Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokers and other nominees that do not receive instructions are generally entitled to vote on the ratification of the appointment of our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
THE REAPPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP.

 PROPOSAL NO. 4

APPROVAL OF THE TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

Our Board of Directors requests your approval of the Company's Tax Benefits Preservation Rights Agreement, dated September 3, 2013, between us and American Stock Transfer & Trust Company, LLC, as amended by the First Amendment dated September 24, 2013, which we refer to as the "Rights Agreement." The Rights Agreement is designed to preserve our substantial tax assets. However, the Rights (as described below) will expire at the final adjournment of our 2014 Annual Meeting if stockholders fail to approve the Rights Agreement with a majority of the votes cast by holders of shares of common stock. A vote "FOR" the Proposal will constitute approval of the Rights Agreement and provide for continuation of the Rights Agreement in accordance with its terms.

Background and Reasons for Proposal

The Rights Agreement is intended to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the "Tax Benefits"). In general, we may "carry forward" net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.

The Tax Benefits can be valuable to the Company. However, the Company's ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an "ownership change" for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an "ownership change" if the percentage of the shares of common stock owned by one or more "five-percent shareholders" increases by more than 50 percentage points over the lowest percentage of shares of common stock owned by such stockholder at any time during the prior three year on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company's investor base have the unintended effect of limiting the Company's use of its Tax Benefits. As such, the Rights Agreement has a 4.99% "trigger" threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding common stock without the prior approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company's stock are not included in the calculation of "ownership change" for purposes of Section 382 of the Code.

The Board believes it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Rights Agreement. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

The description of the Rights Agreement contained in this Proposal 4 is qualified in its entirety by reference to the text of the Rights Agreement and is attached to this Proxy Statement as Appendix B. You are urged to read carefully the Rights Agreement in its entirety as the discussion herein is only a summary.

The Rights.    On September 3, 2013, our Board of Directors authorized and declared a dividend of one preferred stock purchase right, referred to as a Right, for each outstanding share of our common stock to stockholders of record at the close of business on September 16, 2013. Such date is referred to as the "Rights Plan Record Date". Each Right entitles the registered holder to purchase from us one one-thousandth of one share of our series A-1 junior participating preferred stock, par value $0.01 per share, referred to as the "Preferred Stock", at a purchase price equal to $50.00 per one one-thousandth of a share, subject to adjustment. Such price is referred to as the "Purchase Price". The description and terms of the Rights are set forth in the Rights Agreement. In addition, one Right will be issued with each share of our common stock that becomes outstanding after the Rights Plan Record Date, and prior to the earliest of (i) the Distribution Date (as defined below), (ii) the date the Rights are redeemed, (iii) the date the Rights are exchanged, or (iv) the date the Rights otherwise expire (see "Expiration Date of the Rights" below). The Rights trade automatically with shares of our common stock and separate and become exercisable only under the circumstances described below.

Distribution Date; Separation of Rights.    Until the Distribution Date (as defined below), the Rights will be attached to all certificates representing shares of our common stock then outstanding, and no separate Rights certificates, referred to as Rights Certificates, will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from our common stock and become separately tradable and exercisable only upon the earlier of (i) ten business days (or such later day as the Board of Directors may determine) following a public announcement that a person or group of affiliated or associated persons, collectively referred to as an "Acquiring Person", has acquired beneficial ownership of 4.99% or more of our outstanding common stock or (ii) ten business days (or such later day as our Board of Directors may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. Such earlier date is referred to as the "Distribution Date". The Rights Agreement includes a procedure whereby the Board will consider requests to exempt certain acquisitions of common stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.

Rights Holders Have No Rights as a Stockholder Until a Right Is Exercised.    Until a Right is exercised, the holder of such Right will have no rights as our stockholder (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.

Existing Holders.    The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted, each referred to as an "Existing Holder", shall not be deemed to be an Acquiring Person for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder's lowest percentage of ownership of the common stock after the adoption of the Rights Agreement, subject to specified exceptions.

Detachment and Transfer of Rights.    Until the Distribution Date, (i) the Rights will be evidenced by our common stock certificates and will be transferred with and only with such certificates, (ii) our new common stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for common stock outstanding will also constitute the transfer of the Rights associated with our common stock represented by such certificate.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of our common stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Right.    After the Distribution Date, each Right will entitle the holder to purchase, for $50.00, known as the "Purchase Price", one one-thousandth of a Preferred Share having economic and other terms similar to that of one share of common stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one share of common stock, and should approximate the value of one share of common stock. More specifically, each one one-thousandth of a Preferred Share, if issued, will:

  •
  not be redeemable;
  •
  entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater;
  •
  entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater;
  •
  have the same voting power as one share of common stock; and
  •
  entitle holders to a per share payment equal to the payment made on one share of common stock if the common stock is exchanged via merger, consolidation or a similar transaction.

"Flip-in" Rights.    At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a share of Preferred Stock, our common stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right. For example, assuming a $25.00 market price for our common stock and the current Purchase Price of $50.00, after the Distribution Date each Right would entitle its holder to purchase four shares of our common stock with a market value of $100.00 for an aggregate purchase price of $50.00, or $12.50 per share. All Rights beneficially owned by any Acquiring Person would be null and void.

"Flip-over" Rights.    In the event any person or group becomes an Acquiring Person and we merge into or engage in certain other business combinations with an Acquiring Person, or 50% or more of our consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.

Exchange of Rights.    At any time after a person becomes an Acquiring Person, in lieu of allowing the "flip-in" to occur, our Board of Directors may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one share of our common stock, (or, under certain circumstances, cash, property or other of our securities, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, our Board of Directors may not conduct such an exchange at any time any person (other than with us or certain entities affiliated with us) together with such person's affiliates or associates becomes the beneficial owner of 50% or more of our common stock.

Redemption of Rights.    At any time prior to a Distribution Date, our Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as our Board of Directors may establish. Immediately upon the action of our Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Expiration Date of the Rights.    The Rights will expire at 5:00 P.M. (New York City time) on the earliest of:

  •
  September 2, 2016, the three-year anniversary of the adoption of the Rights Agreement;
  •
  the time at which the Rights are redeemed or exchanged under the Rights Agreement;
  •
  the final adjournment of our 2014 annual meeting of stockholders if stockholders fail to approve the Rights Agreement with a majority of the votes cast by holders of shares of common stock;
  •
  the repeal of Section 382 or any successor statute, if our Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits;

  •
  the beginning of a taxable year with respect to which our Board of Directors determines that no Tax Benefits may be carried forward; or
  •
  such time when our Board of Directors determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to us.

Anti-Dilution Provisions.    The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or common stock. With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Tax Consequences.    The Company believes that the distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Amendments.    The terms of the Rights may be amended by a resolution of our Board of Directors without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to a Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Terms of the Preferred Stock.    In connection with the Rights Agreement, our Board of Directors designated 2,500,000 shares of Preferred Stock as shares of Series A-1 Junior Participating Preferred Stock, as set forth in the Articles Supplementary, filed with the State Department of Assessments and Taxation of Maryland on September 4, 2013. A copy of the Articles Supplementary has been filed with the SEC as an exhibit to a Form 8-K dated September 3, 2013.

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Approval of the Tax Benefits Preservation Rights Agreement will require the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE TAX
BENEFITS PRESERVATION RIGHTS AGREEMENT.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

NAME	AGE	POSITION
Joseph R. Tomkinson	66	Chairman of the Board and Chief Executive Officer
William S. Ashmore	64	President and Director
James Walsh	64	Director
Frank P. Filipps	66	Director
Stephan R. Peers	61	Director
Leigh J. Abrams	71	Director

Joseph R. Tomkinson has been Chairman of the Board since April 1998 and Chief Executive Officer and a Director of the Company since its formation in August 1995. Mr. Tomkinson was also an officer and director of a real estate investment trust investing in commercial mortgage assets and a specialty finance company until its sale. Mr. Tomkinson brings over 35 years of combined experience in real estate, real estate financing and mortgage banking. The Company believes that Mr. Tomkinson's financial and business expertise, including his past senior executive positions and operating experience with real estate and finance companies, give him the qualifications and skills to serve as a director.

William S. Ashmore has been President of the Company since August 1995 and a Director since July 1997. Mr. Ashmore also served as the Chief Operating Officer from August 1995 to May 2006. Mr. Ashmore has over 35 years of combined experience in real estate, asset liability management, risk management, and mortgage banking. Mr. Ashmore received a B.S. degree in Psychology from the University of California at Los Angeles in 1971 and a Master's degree in Social Psychology from California State University at Northridge in 1974. The Company believes that Mr. Ashmore's real estate, financial and business expertise give him the qualifications and skills to serve as a director.

James Walsh has been a Director of IMH since August 1995. Since January 2000, he has been Managing Director of Sherwood Trading and Consulting Corporation. The Company believes that Mr. Walsh's financial and business expertise, including his past senior executive positions and operating experience with large, complex organizations give him the qualifications and skills to serve as a director.

Frank P. Filipps has been a Director of IMH since August 1995. From April 2005 to July 2008, Mr. Filipps was Chairman and Chief Executive Officer of Clayton Holdings, Inc., a mortgage services company. From June 1999 to April 2005, Mr. Filipps was Chairman and Chief Executive Officer of Radian Group, Inc. (NYSE: RDN) and its principal subsidiary, Radian Guaranty, Inc., which were formed through a merger of Amerin and Commonwealth Mortgage Assurance Company. Mr. Filipps has been a director of Primus Guaranty, Ltd. (NYSE: PRS), a holding company primarily engaged in selling credit protection against investment grade credit obligations of corporate and sovereign entities, since September 2004, a director of Fortegra Financial Corp (NYSE: FRF), an insurance services company, since December 2010, and a director of Orchid Island Capital (NYSE: ORC), a specialty finance company that invests in residential mortgage-backed securities, since February 2013. Mr. Filipps received a B.A. in Economics in 1969 from Rutgers University and a Master's degree in Corporate Finance and International Business in 1972 from New York University. The Company believes that Mr. Filipps's financial and business expertise, including a diversified background of managing companies and his past senior executive positions and operating experience with real estate-related and mortgage services companies, give him the qualifications and skills to serve as a director.

Stephan R. Peers has been a Director of IMH since October 1995. Since January 2005, Mr. Peers has been an independent financial advisor. From September 2001 to January 2005, Mr. Peers was a Managing Director of Sandler O'Neill & Partners, LP practicing corporate finance covering financial institutions. Mr. Peers received a B.S. in Civil Engineering from Manhattan College in 1974, a M.S. in Industrial Engineering from Stanford University in 1975 and an M.B.A. from Stanford University in 1979. The Company believes that Mr. Peers' financial and business expertise, including his past senior executive positions and operating experience with corporate finance companies, give him the qualifications and skills to serve as a director.

Leigh J. Abrams has been a Director of IMH since April 2001 and lead independent director since June 2004. Mr. Abrams became Chairman of the Board of Drew Industries Incorporated (NYSE: DW), which manufactures a wide variety of components for recreational vehicles and manufactured homes, in January 2009. Prior to that, since August 1979, Mr. Abrams previously served as the President and Chief Executive Officer of Drew, from which positions he resigned in May 2008 and December 2008, respectively, to become Chairman of the Board of Drew. Mr. Abrams has served as a director of Drew Industries since August 1979. Mr. Abrams, a CPA, has over 35 years of experience in corporate finance, mergers and acquisitions, and operations. Mr. Abrams received a B.A. in Accounting from Baruch College in 1964. The Company believes that Mr. Abrams' financial and business expertise, including his past senior executive positions and operating experience with large, complex organizations, give him the qualifications and skills to serve as a director.

Executive Officers

The following table provides certain information regarding the executive officers of IMH, but who do not serve as directors of IMH:

NAME	AGE	POSITION
Todd R. Taylor	49	Executive Vice President and Chief Financial Officer
Ronald M. Morrison	63	General Counsel, Executive Vice President and Secretary

Todd R. Taylor has had the position of Chief Financial Officer and Executive Vice President since November 2008. From February 2008 until November 2008, Mr. Taylor had the position of Interim Chief Financial Officer. Mr. Taylor joined IMH in October 2004 as the Senior Vice President, Controller and served in this position until he was promoted to Senior Vice President and Director of Accounting in June 2006. Mr. Taylor served as the Senior Vice President and Director of Accounting until October 2007 when he was promoted to Chief Accounting Officer in October 2007 in which he served until he was appointed to the Interim Chief Financial Officer in February 2008. Prior to joining IMH, Mr. Taylor served as the Chief Financial Officer and Secretary for Primal Solutions, Inc. from August 2003 until October 2004. Mr. Taylor earned his B.A. degree in Business from California State University at Fullerton and is a certified public accountant.

Ronald M. Morrison became General Counsel in July 1998 and was promoted to Executive Vice President in August 2001. In July 1998 he was also elected Secretary of IMH and in August 1998 he was elected Secretary of our mortgage operations and our warehouse lending operations. Mr. Morrison received his B.A. degree in History in 1973 from the University of California Los Angeles and his Juris Doctor degree in 1976 from Pepperdine University.

Family Relationships

There are no family relationships between any of the directors or executive officers of IMH.

Corporate Governance and Board Matters

Vacancies

All directors are elected at each annual meeting of stockholders for a term of one year and hold office until their successors are elected and qualify. Any vacancy on the Board of Directors for any cause, other than an increase in the number of directors, may be filled by a majority vote of the remaining directors, although such majority is less than a quorum. Replacements for vacancies occurring among the unaffiliated directors will be elected by a majority vote of the remaining directors, including a majority of the unaffiliated directors. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.

Board Member Independence

We are listed on the NYSE MKT and accordingly, we have applied the listing standards of the NYSE MKT in determining the "independence" of the members of our Board of Directors. Based the listing standards of the NYSE MKT and after reviewing the relationships with members of our Board, our Board of Directors has determined, with the assistance of the Corporate Governance and Nomination Committee, that James Walsh, Frank P. Filipps, Stephan R. Peers and Leigh J. Abrams as independent members of the Board of Directors. The Governance and Nomination Committee reviews with the Board at least annually the qualifications of new and existing Board members, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills and experience. The Governance and Nomination Committee also evaluates the composition of the Board as a whole and each of its committees to ensure the Company's on-going compliance with the independence standards of the NYSE MKT.

Attendance at Board and Committee Meetings

Our Board of Directors met 14 times during 2013. Each director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by those committees of the Board of Directors on which such director served.

We encourage all directors to attend the annual meeting of stockholders. In 2013, all of our directors attended the annual meeting of stockholders.

Committees and Corporate Governance

The current standing committees of our Board of Directors are the Audit Committee, the Compensation Committee, and the Corporate Governance and Nomination Committee. Each of these committees has a written charter approved by our Board of Directors. The members of the committees and a description of the principal responsibilities of each committee are described below.

Our Board of Directors has adopted Corporate Governance Guidelines. The Corporate Governance Guidelines include items such as criteria for director qualifications, director responsibilities, committees of the Board, director access to officers and employees, director compensation, evaluation of the CEO, annual performance evaluation and management succession. The Board of Directors has chosen not to impose term limits or mandatory retirement age with regard to service on the Board in the belief that continuity of service and the past contributions of the Board members who have developed an in-depth understanding of the Company and its business over time bring a seasoned approach to IMH's governance. Each director is to act on a good faith basis and informed business judgment in a manner such director reasonably believes to be in the best interest of the Company.

A copy of each committee charter and our Corporate Governance Guidelines can be found on our website at www.impaccompanies.com by clicking "Stockholder Relations" and then "Corporate Governance," and is available in print upon request to the Secretary of Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612.

The Audit Committee

The Audit Committee of the Board of Directors consists of four directors, all of whom are independent pursuant to the Director Independence Standards of the NYSE MKT and other SEC rules and regulations applicable to audit committees. The following directors are currently members of the Audit Committee: Frank P. Filipps, who serves as the chairman, Leigh J. Abrams, Stephan R. Peers and James Walsh. The Board of Directors has determined that Frank P. Filipps qualifies as an audit committee financial expert, as such term is defined by Item 407(d)(5)(ii) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During 2013, the Audit Committee met 11 times.

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to: (i) the integrity of the Company's financial statements and financial reporting process and its system of internal accounting and financial controls, (ii) the performance of the independent auditors, which would include an evaluation of the independent auditor's qualifications and independence, (iii) the Company's compliance with legal and regulatory requirements, including disclosure controls and procedures, and (iv) the preparation of an Audit Committee report to be included in the Company's annual proxy statement. The Audit Committee is authorized to retain independent legal, accounting or other advisors.

The Compensation Committee

The Compensation Committee is responsible for (1) recommending to our Board of Directors the cash and non-cash compensation of our executive officers as defined in the rules promulgated under Section 16 of the Exchange Act, (2) evaluating the performance of our executive officers, (3) recommending to our Board of Directors the cash and non-cash compensation policies for our non-employee directors, (4) making recommendations to our Board of Directors with respect to incentive compensation and equity-based plans that are subject to Board approval, (5) recommending to the Board of Directors on whether the compensation discussion and analysis should be included in the proxy or Form 10-K, and (6) assisting our Board of Directors in evaluating potential candidates for executive officer positions with the Company. The Committee may consult with the Chief Executive Officer in determining the executive compensation for any executive officer other than the Chief Executive Officer. The Compensation Committee is authorized to retain or to obtain the advice of independent counsel or other advisors. The Compensation Committee consists of James Walsh (Chairman), Leigh J. Abrams and Stephan R. Peers. The Compensation Committee met two times during 2013.

The Corporate Governance and Nomination Committee

The Corporate Governance and Nomination Committee assists the Board of Directors in (1) identifying qualified individuals to become members of the Board of Directors, (2) determining the composition of the Board of Directors and its committees, (3) selecting the director nominees for the next annual meeting of stockholders, (4) monitoring a process to assess board, committee and management effectiveness, (5) aiding and monitoring management succession planning and (6) developing, implementing and monitoring policies and processes related to our corporate governance. The Committee has the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors. The Corporate Governance and

Nomination Committee consists of Stephan R. Peers (Chairman) and James Walsh. The committee met one time during 2013.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company's Chief Executive Officer serve as Chairman is in the best interest of the Company's stockholders at this time. This structure makes the best use of the Chief Executive Officer's extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company's management and the Board.

Leigh J. Abrams serves as the Company's Lead Independent Director. The Lead Independent Director advises the Chairman of the Board or otherwise undertakes the following:

  (a)
  assesses the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board by management; and

  (b)
  moderates executive sessions of the Board's independent directors and acts as a liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on appropriate issues.

Risk Management

The Company faces a variety of operational and market risks, including interest rate risk, credit risk, liquidity risk and prepayment risk. The Board of Directors believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or Audit Committee, (3) implement appropriate and responsive risk management strategies consistent with Company's risk profile, and (4) integrate risk management into Company decision-making.

The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The Audit Committee also reviews the significant reports to management, including assessment of the Company's risk management processes and systems of internal controls.

The Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board of Directors also continually works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process.

The Governance and Nomination Committee considers nominees from all sources, including stockholders. The Committee has the authority to lead the search for individuals qualified to become members of the Company's Board of Directors and to select or recommend to the Board of Directors director nominees to be presented for stockholder approval. The committee may use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

The board of directors will consist of a majority of directors who (i) qualify as "independent" directors within the meaning of the listing standards of the NYSE MKT, as the same may be amended from time to time; (ii) meet the applicable requirements to be "unaffiliated" as defined in the Company's Bylaws, as may be amended from time to time; and (iii) are affirmatively determined by the Board to have no material relationship with the Company, its parents or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, its parents or its subsidiaries). The committee will select individuals who have high personal and professional integrity, have demonstrated ability and sound judgment, and are effective, in conjunction with other director nominees, in collectively serving the long-term interests of our stockholders, together with such other factors as the board may deem appropriate, including overall skills and experience.

Although the Company does not have a policy regarding diversity, the value of diversity on the Board of Directors is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Corporate Governance and Nomination Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The Governance and Nomination Committee will recommend to the Board nominees as appropriate based on these principles.

Director Nominees by Stockholders.    Director nominees provided by stockholders to the Corporate Governance and Nomination Committee are evaluated by the same criteria used to evaluate potential nominees from other sources. When making a recommendation for a Board nominee to be evaluated by the Committee, stockholders should include all information about the candidate that is required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. The written recommendation should be sent to the Secretary of the Company accompanied by the candidate's written consent to be named in a proxy statement as a nominee, if recommended by the Committee and nominated by the Board, and to serve as a director if appointed or elected. Additional information about the candidate may be requested by the Committee from time to time, either from the recommended person or from the recommending shareholder.

Submission for Consideration at Annual Meeting.    The Company's bylaws provide that stockholders may nominate directors for consideration at an annual meeting provided they comply with the notice procedures set forth in the bylaws, which are further described in this proxy statement under "Stockholder Proposals—Proposals to be Submitted for Annual Meeting" and "Mailing Instructions." The stockholder nominating a director must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by us at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's nomination will be deemed timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Secretary not later than the close of business on the 10th day following the day on which public announcement is first made by us. Any notice shall include the information regarding the stockholder making the nomination and the nominee as required by the Company's bylaws. Nominations made by stockholders in this manner are eligible to be presented by the stockholder at the meeting, but such nominees will not have been considered by the Nominating Committee as a nominee to be potentially supported by the Company.

Code of Business Conduct and Ethics.

We have adopted a Code of Business Conduct and Ethics. This code of ethics applies to our directors, executive officers and employees. This code of ethics is publicly available in the corporate governance section of the stockholder relations page of our website located at www.impaccompanies.com and in print upon request to the Secretary at Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California, 92612. If we make amendments to the code of ethics or grant any waiver that the SEC requires us to disclose, we will disclose the nature of such amendment or waiver on our website.

Stockholder Communication with Our Board of Directors.

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Ronald M. Morrison, Secretary, Impac Mortgage Holdings, Inc., 19500 Jamboree Road, Irvine, California 92612, by telephone at (949) 475-3942 or by email to rmorrison@impaccompanies.com specifying whether the communication is directed to the entire board or to a particular director. Stockholder letters are screened, which includes filtering out improper or irrelevant topics.

Compensation of Board Members

The compensation of the Company's non-employee directors is described below.

Board Fees.    The Company's non-employee directors are paid the following fees: (i) an annual fee of $40,000; (ii) a meeting fee of $2,500; (iii) for services on the Audit Committee, the Compensation Committee and the Corporate Governance Committee, fees of $2,500, $1,000 and $1,000, respectively, per meeting; (iv) an annual fee payable to the chairperson of each of the Audit Committee, the Compensation Committee and the Corporate Governance Committee of $20,000, $5,000 and $5,000, respectively; and (v) an annual fee payable to the lead independent director of $10,000.

Equity Awards.    Non-employee directors typically receive an annual equity award of options to purchase shares of the Company's common stock (the "Director Stock Options"), or instead, at the election of the individual director, a number of shares of restricted Company common stock equal in value to the number of Director Stock Options (based on the binomial value of the Director Stock Options) not taken by such director. No dividend equivalent rights will be issued with respect to the Director Stock Options granted, although the existing dividend equivalent rights on prior option grants continue to be retained.

Special Services.    From time to time, the Company's non-employee directors may be asked to engage in special director services, whether or not a committee of the Board has been formed for such purpose. Such services have included and may include strategic reviews, strategic transaction oversight, independent major litigation oversight and like matters involving substantially greater commitments of time from the relevant directors. In such circumstances, the directors engaged in such efforts may receive additional fees for the duration of such service. Fees related to a special committee may be paid whether or not the matter concludes in a transaction or other specific result and may be adjusted upward or downward based on the amount of work required and any other criteria the committee and Board deem appropriate. No fees related to special services were paid during 2013.

Set forth below is the compensation earned for our non-employee directors during 2013. Messrs. Tomkinson and Ashmore received no additional compensation for their services as directors.

 Director Compensation For 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
James Walsh	$110,500	$79,875	$194,375
Frank P. Filipps	118,750	79,875	198,625
Stephan R. Peers	114,250	79,875	194,125
Leigh J. Abrams	$114,500	$79,875	$190,375

(1)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the awards, see note 1- stock-based compensation to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.
(2)
On July 23, 2013, each director was granted 7,500 deferred stock units pursuant to the Non-Employee Director Deferred Stock Unit Award Program. The deferred stock units vest in three equal annual installments, commencing with the first anniversary of the date of grant, subject to the director's continued service on the board of directors. The settlement of the deferred stock units and distribution of shares are further described below. As of December 31, 2013, the following deferred stock units were outstanding:

Name	Vested DSUs	Unvested DSUs
James Walsh	9,000	10,500
Frank P. Filipps	9,000	10,500
Stephan R. Peers	9,000	10,500
Leigh J. Abrams	6,000	7,500

Outstanding Stock Options as of December 31, 2013

No stock options were granted to the directors during 2013. As of December 31, 2013, the directors held the following options:

Name	Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($)	Expiration Date
James Walsh	4,000	2.73	12/3/2020
Frank P. Filipps	6,000	2.73	12/3/2020
Stephan R. Peers	4,000	2.73	12/3/2020
Leigh J. Abrams	6,000	2.73	12/3/2020
	12,000	13.81	11/27/2022

Non-Employee Director Deferred Stock Unit Award Program

Effective December 1, 2010, the Company adopted the Non-Employee Director Deferred Stock Unit Award Program (the "DSU Program"). The DSU Program provides for the grant of deferred stock units ("DSUs") to non-employee directors pursuant to the 2010 Plan. Each DSU grant vests in substantially equal annual installments, commencing with the first anniversary of the date of grant, subject to the director's continued service on the board of directors. Upon vesting, the DSUs continue to be held in the director's stock account until payment becomes due. In the event a director is no longer a member of the board of directors prior to vesting, all DSUs that remain unvested terminate and are forfeited. Dividends and other distributions on DSUs are credited to the director's stock account as if such DSUs were actual shares of common stock issued and outstanding. No interest is credited on stock amounts. Dividends and distributions are converted, based on fair market value of the common stock, into DSUs and credited to the director's stock account. The board may, in its sole discretion, waive vesting and forfeiture of DSUs. In the event a change in control, all outstanding DSUs are deemed fully vested. Directors receive a distribution of stock within thirty (30) days after the date the director no longer serves on the board. The distribution will consist of one share of common stock for each DSU. Any shares of common stock issued are deemed issued under the 2010 Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents compensation earned by our executive officers for the years ended December 31, 2013 and 2012 (the "Named Executive Officers"). The compensation of Messrs. Tomkinson and Ashmore is based on each of their employment agreements, which are further described below under "Employment Agreements."

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(5)		All Other Compensation ($)(6)	Total ($)
Joseph R. Tomkinson	2013	600,000	—	266,250	—		14,400	880,650
Chairman of the Board and Chief Executive Director	2012	600,000	—	395,168	1,007,500	(2)	14,400	2,017,068
William S. Ashmore	2013	600,000	—	266,250	—		14,400	880,650
President	2012	600,000	—	395,168	1,007,500	(3)	14,400	2,017,068
Todd R. Taylor	2013	357,500	—	234,300	221,000	(4)	6,000	818,800
Chief Financial Officer

(1)
The amounts disclosed reflect the full grant date fair values in accordance with FASB ASC Topic 718. For assumptions used in calculation of the option awards, see "Note 19—Share Based Payments and Employee Benefit Plans" to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2013. See "Option Grants During 2013" below for a further description of the terms of the options.
(2)
Mr. Tomkinson's annual incentive bonus is based on 7.5% of the Company's adjusted net earnings. In 2013, Mr. Tomkinson did not earn an incentive bonus, and in 2012 he earned $1,007,500 of which approximately $254,170 was paid during 2013 and $100,000 during 2014. On March 17, 2014, Mr. Tomkinson agreed to waive $150,000 of his 2012 annual incentive bonus earned pursuant to the terms of his employment agreement during the year ended December 31, 2012. In 2011, Mr. Tomkinson earned an incentive bonus of which $145,829 was paid in 2013. Based on the waiver, the amount due to Mr. Tomkinson for his 2012 annual incentive bonus is now $503,329.

(3)
Mr. Ashmore's annual incentive bonus is based on 7.5% of the Company's adjusted net earnings. In 2013, Mr. Ashmore did not earn an incentive bonus, and in 2012 he earned $1,007,500 which was paid during 2013.
(4)
During 2013, Mr. Taylor was eligible to receive a quarterly incentive bonus of up to 65% of his bases salary based upon the achievement of mutually agreed management objectives. In 2013, Mr. Taylor earned an incentive bonus of $221,000 of which $104,000 was paid in 2013 and $58,500 was paid in 2014. The remaining amount due to Mr. Taylor for his 2013 bonus is $58,500.
(5)
Amounts set forth in this column are based on the terms of the incentive bonuses set forth in the employment agreements as described below under "Employment Agreements."
(6)
Consists of an annual car allowance.

Option Grants During 2013

The following table presents option awards granted to the Named Executive Officers during the year ended December 31, 2013 pursuant to the Company's 2010 Omnibus Incentive Plan, as amended. All of the options expire on July 23, 2023 and vest annually in one-third increments beginning on the one year anniversary of the date of grant.

Name	Grant Date	Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)
Joseph R. Tomkinson Chairman of the Board and Chief Executive Officer	7/23/2013	25,000	10.65
William S. Ashmore President	7/23/2013	25,000	10.65
Todd R. Taylor Chief Financial Officer	7/23/2013	22,000	10.65

Outstanding Equity Awards at December 31, 2013

The following table sets forth the outstanding stock options for each of our Named Executive Officers as of December 31, 2013.

 OUTSTANDING OPTION AWARDS AT DECEMBER 31, 2013

	OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph R. Tomkinson	105,660	—	0.53	6/9/2019
	48,000	—	2.73	12/3/2020
	14,625	14,625	13.81	11/27/2022
	—	25,000	10.65	7/23/2023
William S. Ashmore	16,000	—	2.73	12/3/2020
	14,625	14,625	13.81	11/27/2022
	—	25,000	10.65	7/23/2023
Todd R. Taylor	10,000	—	0.53	6/9/2019
	20,000	—	2.73	12/3/2020
	12,000	12,000	13.81	11/27/2022
		22,000	10.65	7/23/2023

Employment Agreements

Joseph R. Tomkinson and William S. Ashmore

On May 7 and May 3, 2013, Joseph R. Tomkinson, Chief Executive Officer, and William S. Ashmore, President, executed, respectively, new employment agreements with the Company. The agreements were effective as of January 1, 2013 and continue through December 31, 2015, unless terminated earlier, and may be extended by mutual written agreement of the officer and the Company.

Base Salary, Annual Bonus and Other Compensation.    The base salary for each of Messrs. Tomkinson and Ashmore is $600,000 per year and each is eligible to receive an annual bonus in an amount equal to 7.5% of the Company's adjusted net earnings (the "Annual Bonus"). The Annual Bonus is subject to a cap in any calendar year in an amount equal to 2.5 times annual base salary; provided that there will be no cap on the Annual Bonus if the officer pre-elects on or before December 31 of the prior year to receive 5.0% of adjusted net earnings during a year. The officers may elect to defer any portion of his base salary, bonuses or incentive compensation into an approved Company-sponsored deferred compensation plan.

An amount equal to 80% of the estimated Annual Bonus will be paid within 10 days after the Company has determined its adjusted net earnings for the year for which the annual bonus is to be paid and the remaining amount will be finally calculated and paid within 10 days after the release of the Company's audited financial statements for the year. The Annual Bonus is required to be paid by the Company by December 31 of the calendar year immediately following the year for which adjusted net earnings is determined for purposes of the Annual Bonus. If it is determined that any bonus or incentive compensation is underpaid or overpaid to the officer, then the Company will either pay the amount owed within 15 days after the determination is made by the Compensation Committee of the Board of Directors or offset an overpayment against the officer's next bonus or incentive compensation payments or require the officer to repay such amounts, as applicable.

For purposes of the Annual Bonus, "adjusted net earnings" means the net earnings (loss) attributable to common stockholders excluding (1) any adjustment relating to change in fair value of net trust assets, change in fair value of long-term debt (including preferred stock) and noncash level yield long-term debt, (ii) any accrual already made with respect to the officer's bonus compensation, (iii) any charge relating to amortization of deferred charges, and (iv) any adjustment relating to lower of cost or market and repurchase liability of the discontinued operations.

Messrs. Tomkinson and Ashmore are also eligible to receive paid vacation, an annual car allowance of $1,200 per month, participate in the Company's health and other benefit plans, be reimbursed for reasonable and necessary business and entertainment expenses, and receive other benefits at the discretion of the Board of Directors. Each officer is prohibited, without approval from the Board of Directors, from receiving compensation, directly or indirectly, from any company with whom the Company or any of its affiliates has any financial, business, or affiliated relationship. Any amounts paid to the officer are subject to any claw back policy that the Company is required to adopt pursuant to listing standards of any national securities exchange or as otherwise required under applicable law.

Severance Compensation.    If either Mr. Tomkinson's or Mr. Ashmore's employment is terminated (a) by the Company for cause, (b) voluntarily by such officer, (c) as a result of such officer's death, (d) by mutual agreement of the parties, or (e) such officer is declared legally incompetent or he has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than six months, then such officer will be entitled to receive the following:

     (i)  base salary earned through the termination date;

    (ii)  Annual Bonus prorated through the termination date; with 80% of the amount due relating to the Annual Bonus paid upon termination and the balance paid after the preparation of the Company's audited financial statements;

   (iii)  any expense reimbursements due and owing for reasonable and necessary business and entertainment expenses; and

   (iv)  the dollar value of accrued and unused paid time off.

If either officer is terminated (a) without cause or (b) resigns with good reason, such officer will also receive the following severance payments:

     (i)  the lesser of 18 months of base salary or the base salary payable through the balance of the employment contract term with (A) the lesser of 12 months of base salary or the balance through the employment contract term paid, and (B) the lesser of six months of base salary or the balance through the employment contract term paid over the six-month period from the termination date, in each case to be paid after the officer executes a waiver and release agreement within 52 days of the termination date;

    (ii)  incentive compensation whereby 80% of the Annual Bonus earned as of the termination date will be paid on the termination date and the remaining 20% will be paid after calculation of the Company's audited financial statements on or before December 31 of that year; and

   (iii)  health insurance benefits for 18 months following the termination date.

Each officer has agreed that if he is terminated without cause or resigns for good reason, he will not compete with the Company during the 18 months after termination, provided that the agreement not to compete will be waived if the officer foregoes the severance compensation.

Termination with cause, which will be determined only by an affirmative majority vote of the Board of Directors (not including the officer if he is a director), includes (a) conviction of, or entry of plea of nolo contendere to, a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure by the officer to perform his duties after notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, or (d) material breach by the officer of the terms of the employment agreement or any other obligation.

Good reason includes (a) material changes to employee's duties without his prior written consent, (b) relocation, without his prior written consent, of the place of principal performance of such officer's responsibilities and duties to a location more than 65 miles away, (c) a material breach by the Company of the terms of the employment agreement, including a material reduction of the officer's base salary, or (d) failure by the Company to obtain from any acquirer of the Company an agreement to assume the employment agreement prior to an acquisition. Each of Messrs. Tomkinson and Ashmore may terminate his employment for good reason upon providing the Company at least 90 days prior written notice and the Company ahs a reasonable time to cure.

Change of Control.    The employment agreements will not be terminated by merger, an acquisition by another entity, or by transferring of all or substantially all of the Company's assets. In the event of any such change of control, the surviving entity or transferee would be bound by the employment agreements.

Ron Morrison and Todd R. Taylor

On February 25, and March 11, 2014, the Company entered into employment agreements with Todd Taylor, Chief Financial Officer, and Ron Morrison, Executive Vice President and General Counsel, respectively. Each employment agreement is effective January 1, 2014 and continues through December 31, 2014, unless terminated earlier, and may be extended by mutual written consent.

Base Salary, Annual Bonus, and Other Compensation.    The base salary for Mr. Taylor and Mr. Morrison is $360,000 and $390,000 per year, respectively. Each are eligible to receive a bonus of up to 65%, in the case of Mr. Taylor, and up to 50%, in the case of Mr. Morrison, of their respective base salary if mutually agreed management objectives are achieved (the "Incentive Bonus"). The Incentive Bonus will be paid quarterly within 30 days of each calendar year quarter end. Each officer (a) may elect to defer any portion of his base salary, bonuses, or incentive compensation into an approved Company-sponsored deferred compensation plan, (b) is eligible to receive stock options, paid vacation, an automobile allowance of $500 per month, and to be reimbursed for reasonable and necessary business and entertainment expenses, (c) may participate in the Company's health and other benefit plans, and (d) may receive other benefits at the discretion of the Board of Directors.

Each officer is prohibited, without approval from the Board of Directors, from receiving compensation, directly or indirectly, from any company with whom the Company or any of its affiliates has any financial, business, or affiliated relationship. Any amounts paid under the employment agreements are subject to any claw back policy that the Company is required to adopt pursuant to listing standards of any national securities exchange or as otherwise required under applicable law.

Severance Compensation.    If either officer's employment is terminated (a) by the Company for cause, (b) voluntarily by the officer, (c) as a result of death, (d) by mutual agreement of the parties, or (e) because the officer is declared legally incompetent or he has a mental or physical condition that can reasonably be expected to prevent him from carrying out his essential duties for more than six months, then such officer will be entitled to receive the following:

     (i)  base salary earned through the termination date;

    (ii)  Incentive Bonus through the last consolidated quarter;

   (iii)  any expense reimbursements due and owing for reasonable and necessary business and entertainment expenses; and

   (iv)  the dollar value of accrued and unused paid time off.

If either officer is terminated (a) without cause or (b) resigns with good reason, in addition to the foregoing compensation, such officer will receive the following severance payments:

     (i)  additional payments of (A) the lesser of 12 months of base salary or the balance through the contract term, and (B) six months of base salary paid over the six-month period from the termination date, in each case to be paid after the officer executes a waiver and release agreement within 52 days of the termination date;

    (ii)  100% of the unpaid portion of earned Incentive Bonus and the prorated Incentive Bonus for the current calendar year quarter as of and paid on the termination date; and

   (iii)  health insurance benefits for 12 months following the termination date.

Each officer has agreed that if he is terminated without cause or resigns for good reason, he will not compete with the Company during the 12 months after termination or the balance of the employment contract term, if shorter, provided that the agreement not to compete will be waived if the officer foregoes the severance compensation.

Termination with cause, which will be determined only by an affirmative majority vote of the Board of Directors (not including the officer if he is a director), includes (a) conviction of, or entry of plea of nolo contendere to a crime of dishonesty or a felony leading to incarceration of more than 90 days or a penalty or fine of $100,000 or more, (b) material and substantial failure by such officer to perform his duties after notice (and given a reasonable time to correct any failures, if possible), (c) willful misconduct or gross negligence that causes material harm, or (d) material breach of the terms of the employment agreement or any other obligation.

Good reason includes (a) material changes to such officer's duties without his prior written consent, (b) relocation, without his prior written consent, of the place of principal performance of his responsibilities and duties to a location more than 65 miles away, (c) a material breach by the Company of the terms of the employment agreement, including a material reduction in base salary, without such officer's consent, or (d) failure by the Company to obtain from any acquirer of the Company an agreement to assume the employment agreement prior to an acquisition. Each officer may terminate his employment for good reason upon providing the Company at least 90 days prior written notice and the Company has a reasonable time to cure any event constituting good reason.

Change of Control.    The employment agreements will not be terminated by merger, an acquisition by another entity, or by transferring of all or substantially all of the Company's assets. In the event of any such change of control, the surviving entity or transferee would be bound by the employment agreements.

As a Smaller Reporting Company, a compensation discussion and analysis is not required.

Equity Compensation Plan Information

Our current stock plan is the Company's 2010 Omnibus Incentive Plan (the "2010 Plan"), which was approved by our stockholders and became effective on July 20, 2010. The 2010 Plan is administered by the Compensation Committee of the Company's Board of Directors, with participation and approval of the Board of Directors. Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

As a result of the approval of the 2010 Plan by the Company's stockholders, the Company's 2001 Stock Plan was frozen and no further grants or awards are under such plan. Further, all outstanding awards under the 2001 Stock Option, Deferred Stock and Restricted Stock Plan, as well as the Company's 1995 Stock Option, Deferred Stock and the 2010 Plan and are deemed to be awards granted and outstanding under the 2010 Plan (the "Assumed Options"). To the extent any of the Assumed Options are forfeited or canceled, shares of common stock underlying those options will not be available for new awards under the 2010 Plan.

The following table summarizes our equity compensation plan information as of December 31, 2013 with respect to outstanding awards and shares remaining available for issuance under our Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options (A)	Weighted-average exercise price of outstanding options (B)	Number of securities remaining available for future issuance (excluding securities in column (A)
2010 Omnibus Incentive Plan approved by stockholders	931,132	$9.03	77,322
Equity compensation plans not approved by stockholders	—	—	—
Total	931,132	$9.03	77,322

401(k) Plan

We maintain the Impac Companies 401(k) Savings Plan for all full time employees with at least six months of service, which is designed to be tax deferred in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The 401(k) Plan provides that each participant may contribute from 1% to 25% of his or her salary pursuant to certain restrictions or up to $17,500 annually for 2013. We will contribute to the participant's plan account at the end of each plan year 50% of the first 4% of salary contributed by a participant. Under the 401(k) Plan, employees may elect to enroll on the first day of any month, provided that they have been employed for at least six months. Subject to the rules for maintaining the tax status of the 401(k) Plan, an additional company contribution may be made at our discretion, as determined by the Board of Directors. The discretionary contributions made to the plan vest over a three year period. We recorded approximately $473,000 for matching contributions and no discretionary contributions during 2013.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of such securities with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% stockholders were satisfied by such persons except for the following: each of Leigh Abrams, Frank Filipps, Stephan Peers, James Walsh, Todd Taylor, Ron Morrison, William Ashmore and Joseph Tomkinson filed a late Form 4 report each for one transaction; Richard H. Pickup filed three late Form 4 reports with a total of 36 transactions; RHP Trust filed a two late Form 4 reports with a total of 4 transactions; and Todd M. Pickup filed a late Form 4 report with a total of two transactions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

On April 29, 2013, the Company entered into a Note Purchase Agreement with trusts related to Richard H. Pickup and Todd M. Pickup, each of which beneficially own more than 5% of the Company's common stock. Pursuant to the Note Purchase Agreement, each stockholder (through their respective related entities) purchased $5,700,000 and $9,775,000, respectively, in outstanding principal balance of the Company's Convertible Promissory Notes Due 2018 (the "Notes"). The Notes mature on or before April 30, 2018 and accrue interest at a rate of 7.5% per annum, to be paid quarterly. The Notes carry an additional penalty interest rate of 2% per annum upon an event of default. The Notes have an initial conversion price of $10.875 per share, subject to adjustment for stock splits and dividends. This transaction was reported by the Company in its Current Report on Form 8-K filed with the SEC on April 30, 2013.

On March 17, 2014, Joseph Tomkinson, the Company's CEO, agreed to waive $150,000 of his annual incentive bonus earned pursuant to the terms of his employment agreement during the year ended December 31, 2012. The total annual incentive bonus for 2012 earned by Mr. Tomkinson was $1,007,500, was deferred for an indeterminate period of time. Based on the waiver, the amount due to Mr. Tomkinson for his 2012 annual incentive bonus is now $857,500.

During 2013, the Company incurred an expense of $132,000 from a vendor partially owned by Joseph Tomkinson. Services were at arms-length and performed at prevailing market rates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 25, 2014 by (i) each director, (ii) each Named Executive Officer, (iii) each person known to us to beneficially own more than five percent of our common stock, and (iv) all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 25, 2014 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to the table, the beneficial owners named have, to our knowledge, sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Richard H. Pickup (2)	1,827,627	18.9%
Todd M. Pickup (3)	1,633,651	16.2%
Joseph R Tomkinson (4)	297,200	3.2%
William S Ashmore (5)	160,087	1.7%
Todd R. Taylor (6)	47,358	*
James Walsh (7)	19,377	*
Leigh J Abrams (8)	34,710	*
Stephan R Peers (9)	26,943	*
Frank P Filipps (10)	18,810	*
Directors and executive officers as a group (8 persons) (11)	642,377	6.8%

*
Indicates less than 1%
(1)
Except as otherwise noted, all named beneficial owners can be contacted at 19500 Jamboree Road, Irvine, California 92612.
(2)
According to a Schedule 13G/A filed with the SEC on February 14, 2014 and subsequent filings pursuant to Section 16 of the Exchange Act, (i) 885,587 shares are owned directly by RHP Trust, dated May 31, 2011 (the "Trust"), 100,000 shares are owned by Mr. Pickup and held in an individual retirement account, and the Trust has the right to acquire 524,138 shares at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2018 issued to the Trust, at the initial conversion price of $10.875 per share, over all of which shares Mr. Pickup exercises sole investment and voting power, and (ii) 120,000 shares are owned directly by Dito Caree LP, and 197,902 shares are owned directly by Dito Devcar LP, over all of which shares Mr. Pickup shares investment and voting power. The stockholder's and the Trust's address is 2532 Dupont Drive, Irvine, California 92612.
(3)
According to a Schedule 13G/A filed on February 14, 2014, the share amount consists of (A) (i) 71,800 shares owned directly by Mr. Pickup; (ii) 213,000 shares owned by Pickup Grandchildren's Trust; (iii) 50,000 shares owned directly by Pickup Living Trust; (iv) 300,000 shares owned directly by Vintage Trust II, dated July 19, 2007, (the "Trust"); and (v) 898,851 shares that the Trust has the right to acquire at any time by converting into such shares the outstanding principal balance of Convertible Promissory Notes Due 2018 issued to the Trust, at the initial conversion price of $10.875 per share, over all of which shares Mr. Pickup exercises sole investment and voting power, and (B) 100,000 shares owned directly by Plus Four Equity Partners, L.P., over all of which shares Mr. Pickup shares investment and voting power. The stockholder's address is 2532 Dupont Drive, Irvine, California 92612.
(4)
Represents (i) 7,854 shares of common stock, (ii) options to purchase an aggregate of 168,285 shares and (iii) 121,061 shares held in trust with Mr. Tomkinson as trustee.
(5)
Represents (i) 6,495 shares of common stock, (ii) 122,967 shares held in trust with Mr. Ashmore as trustee, and (iii) options to purchase an aggregate of 30,625 shares.
(6)
Represents (i) 5,358 shares of common stock and (ii) options to purchase an aggregate of 42,000 shares.
(7)
Represents (i) 6,377 shares of common stock, (ii) options to purchase an aggregate of 4,000 shares, and (iii) 9,000 shares with respect to vested deferred stock units.
(8)
Represents (i) 16,710 shares of common stock, (ii) options to purchase an aggregate of 12,000 shares, and (iii) 6,000 shares with respect to vested deferred stock units.

(9)
Represents (i) 13,943 shares of common stock, (i) options to purchase an aggregate of 4,000 shares, and (ii) 9,000 shares with respect to vested deferred stock units.
(10)
Represents (i) 3,810 shares of common stock, (ii) options to purchase an aggregate of 6,000 shares, and (iii) 9,000 shares with respect to vested deferred stock units.
(11)
Includes (i) options to purchase an aggregate of 289,910 shares and (ii) an aggregate of 33,000 shares with respect to vested deferred stock units.

 STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

If a stockholder would like us to consider including a proposal in our proxy statement and form of proxy relating to our 2014 annual meeting of stockholders pursuant Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a written copy of the proposal must be delivered no later than                           (the date that is 120 calendar days before the one year anniversary of the date of the proxy statement relating to this year's annual meeting of stockholders). If the date of next year's annual meeting is changed by more than 30 days from the anniversary date of this year's meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under Exchange Act, in order to be included in our proxy materials.

Proposals to be Submitted for Annual Meeting

Stockholders who wish to submit a proposal for consideration at our 2014 annual meeting of stockholders, but who do not wish to submit the proposal for inclusion in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must, in accordance with our bylaws, deliver a copy of their proposal no later than the close of business on the 60th day prior to the first anniversary of this annual meeting, nor earlier than the 90th day prior to the first anniversary of this annual meeting. The proposal must comply with the notice procedures and information requirements set forth in our bylaws, and the stockholder making the proposal must be a stockholder of record at the time of giving the notice and is entitled to vote at the meeting. Any stockholder proposal that is not submitted pursuant to the procedures set forth in our bylaws will not be eligible for presentation or consideration at the next annual meeting.

In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the preceding year's annual meeting, then notice must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement means disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Mailing Instructions

In each case, proposals should be delivered to 19500 Jamboree Road, Irvine, California 92612, Attention: Ronald M. Morrison, Secretary. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail return receipt requested.

 OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Meeting. However, if any other matter shall properly come before the Meeting, the proxy holders named in the proxy accompanying this proxy statement will have authority to vote all proxies in accordance with their discretion.

By order of the Board of Directors

Ronald M. Morrison, Secretary

Dated: April     , 2014
Irvine, California

 Appendix A

IMPAC MORTGAGE HOLDINGS, INC.

OMNIBUS INCENTIVE PLAN

Effective July 20, 2010

(as amended as of [July 22, 2014])

 IMPAC MORTGAGE HOLDINGS, INC.
OMNIBUS INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

1.01    Purpose.    The purpose of the Impac Mortgage Holdings, Inc. Omnibus Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants of the Company and its Affiliates to achieve long-term corporate objectives and to enable stock-based and cash-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.02    Adoption and Term.    The Plan shall be effective on July 20, 2010 upon and otherwise subject to approval of the stockholders of the Company (the "Effective Date"). The Plan shall remain in effect until the tenth anniversary of the Effective Date, or until terminated by action of the Board, whichever occurs sooner.

1.03    Assumption of Outstanding Awards under Prior Plans.    As of the Effective Date, the Prior Plans of the Company shall be frozen and no new awards shall be made under such Prior Plans. Further, all awards outstanding under the Prior Plans as of the Effective Date shall be assumed by this Plan and thereafter deemed to be Awards granted and outstanding under this Plan; provided, that such assumed awards shall continue to be subject to the same terms and conditions as set forth in the applicable Award Agreement, except that references in such Award Agreements to the "Plan" shall be deemed to refer to this Plan and references to "Deferred Stock" shall be deemed to refer to Restricted Stock Units.

ARTICLE II

DEFINITIONS

For the purpose of this Plan, capitalized terms shall have the following meanings:

2.01    Affiliate means an entity in which, directly or indirectly through one or more intermediaries, the Company has at least a fifty percent (50%) ownership interest or, where permissible under Section 409A of the Code, at least a twenty percent (20%) ownership interest; provided, however, for purposes of any grant of an Incentive Stock Option, "Affiliate" means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, directly or indirectly.

2.02    Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares or Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, short-term cash incentive Awards described in Article X or any other award made under the terms of the Plan.

2.03    Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.04    Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.05    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

2.06    Board means the Board of Directors of the Company.

2.07    Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events, unless an Award Agreement specifically provides for a different definition of Change in Control:

  (a)    Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

  (b)    during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 2.07) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

  (c)    the consummation of a Merger of the Company with any other corporation, other than (i) a Merger which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such Merger, or (ii) a Merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities;

  (d)    the consummation of any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company to an unrelated party; or

  (e)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

2.08    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.09    Committee means the Compensation Committee of the Board.

2.10    Common Stock means the common stock of the Company, par value $0.01 per share.

2.11    Company means Impac Mortgage Holdings, Inc., a Maryland corporation, and its successors.

2.12    Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.13    Disability means permanent and total disability as determined under the Company's disability program or policy, or if no disability program or policy exists, then any physical or mental disability that renders a Participant unable perform services for the Company in the capacity for which the Participant served immediately prior to such disability and such disability is reasonably expected to last for at least twelve (12) months.

2.14    Dividend Equivalent Account means a bookkeeping account in accordance with Section 11.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16    Exercise Price with respect to Options, the amount established by the Committee in the Award Agreement in accordance with Section 6.01(b) which is required to purchase each share of Common Stock upon exercise of the Option, or with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement in accordance with Section 6.02(b) which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant.

2.17    Fair Market Value of the Common Stock means: the closing sales price of the Common Stock on the applicable date, or if no sale of stock has been recorded on such day, then on the next preceding day on which a sale was so made. In the event the Common Stock is not admitted to trade on a securities exchange, the Fair Market Value as of any applicable date shall be as determined in good faith by the Committee (but in any event not less than "fair market value" within the meaning of Section 409A of the Code, and any regulations and other guidance thereunder). For purposes of this definition, when determining the Fair Market Value for the grant of an Award, "applicable date" means the date of grant of the Award.

2.18    Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20    Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21    Non-Vested Share means shares of Common Stock issued to a Participant in respect of the non-vested portion of an Option in the event of the early exercise of such Participant's Options pursuant to such Participant's Award Agreement, as permitted in Section 6.06 below.

2.22    Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.23    Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.24    Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

2.25    Performance Awards means Awards granted in accordance with Article VIII.

2.26    Performance Goals means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), Adjusted Net Earnings (as defined below), net earnings (loss) attributable to common stockholders, stock price any one of which may be measured with respect to the Company or any one or more of its Affiliates, divisions, units and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities

"Adjusted Net Earnings" means net earnings (loss) attributable to common stockholders as reported in the Company's periodic reports filed with the Securities and Exchange Commission, provided that such amount shall be adjusted by reversing the following, to the extent such adjustments were made in calculating such net earnings (loss) attributable to common stockholders:

  (a)    any accrual already made with respect to the annual bonus, special bonus, or incentive bonus applicable to such person:

  (b)    any adjustment relating to change in fair value of net trust assets;

  (c)    any adjustment relating to change in fair value of long term debt;

  (d)    any adjustment relating to noncash level yield long term debt;

  (e)    any charge relating to amortization of deferred charges; and

  (f)     any adjustment relating to the following items within earnings of discontinued operations: (1) lower of cost or market and (2) repurchase liability provision.

2.27    Plan has the meaning given to such term in Section 1.01.

2.28    Prior Plans means the Company's 1995 Stock Option, Deferred Stock and Restricted Stock Plan, as amended, and the Company's 2001 Stock Option, Deferred Stock and Restricted Stock Plan, as amended.

2.29    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

2.30    Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.31    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.32    Stock Appreciation Rights means awards granted in accordance with Article VI.

2.33    Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Company or an Affiliate for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Affiliates. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.01    Committee.

  (a)    Duties and Authority.    The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. To the extent applicable, actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time.

  (b)    Indemnification.    Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct.

 ARTICLE IV

SHARES

4.01    Number of Shares Issuable.    The total number of shares of Common Stock authorized to be issued under the Plan shall be 2,580,585 which consists of (i) 1,280,585 shares allocated to outstanding Options granted under the Prior Plans and being assumed by this Plan (the "Assumed Option Shares"), and (ii) 1,300,000 shares(1)of Common Stock reserved for future grants under this Plan. Shares of Common Stock underlying Awards issued under Articles VII, VIII and IX of this Plan shall be charged as 2.0 shares against the number of shares of Common Stock available for the grant of Awards hereunder. The foregoing share limits shall be subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.02    Shares Subject to Terminated Awards.    The Assumed Option Shares shall only be available for issuance upon exercise of an Option granted under the Prior Plans and assumed by this Plan and none of the Assumed Option Shares shall be available for grants of new Options or other Awards under this Plan, even if the assumed Options are forfeited, canceled or otherwise terminated without issuance of any shares of Common Stock. Except as provided in the preceding sentence, Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under the Plan or any predecessor employee stock plan of the Company, Restricted Stock or Restricted Stock Units (whether granted under this Plan or any predecessor employee stock plan) that are forfeited or terminated for any reason prior to the date that the restrictions on such Awards would otherwise have lapsed, other stock-based Awards that are forfeited or terminated for any reason as provided under the Plan, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Further, any Award settled in cash shall not be counted as shares of Common Stock for any purpose under the Plan.

ARTICLE V

PARTICIPATION

5.01    Eligible Participants.    Participants in the Plan shall be such employees, directors and consultants of the Company and its Affiliates as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Subject to adjustment in accordance with Section 11.07, no Participant shall be granted Awards in any calendar year in respect of more than 450,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $5,000,000; provided, the Committee may grant Awards to a Participant in excess of these annual limits if the Committee expressly determines that a particular Award shall not be designed to qualify as "performance-based compensation" as defined under Section 162(m) of the Code and the applicable treasury regulations thereunder.

(1)
On July 20, 2010, the stockholders approved the Plan initially authorizing 450,000 shares. On July 23, 2012 and July 23, 2013, the stockholders approved an increase of the authorized shares by 250,000 and 300,000 shares, respectively. On April     , 2014, the Board of Directors approved an increase of the authorized shares by 300,000 shares, subject to stockholder approval.

 ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.01    Option Awards.

  (a)    Grant of Options.    The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

  (b)    Exercise Price of Options.    The Exercise Price of each share of Common Stock upon exercise of any Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that the Committee shall have discretion, with respect to a Non-Qualified Stock Option, to establish an Exercise Price at less than the Fair Market Value on the Date of Grant to the extent that such Option is designed to comply with the requirements of Section 409A of the Code.

  (c)    Designation of Options.    The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that an Option may be designated as an Incentive Stock Option only if the applicable Participant is an employee of the Company on the Date of Grant.

  (d)    Special Incentive Stock Option Rules.    To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such Incentive Stock Options shall constitute Non-Qualified Stock Options. For purposes of this Section 6.01(d), Incentive Stock Options shall be taken into account in the order in which they were granted. If pursuant to the above, an Incentive Stock Option is treated as an Incentive Stock Option in part and a Non-Qualified Stock Option in part, the Participant may designate at the time of exercise which portion shall be deemed to be exercised, and in the absence of such express designation in writing, the portion of the Option treated as an Incentive Stock Option shall be deemed to be exercised first. Notwithstanding any other provision of the Plan to the contrary, the Exercise Price of each Incentive Stock Option shall be equal to or greater than the Fair Market Value of the Common Stock subject to the Incentive Stock Option as of the Date of Grant of the Incentive Stock Option; provided, however, that no Incentive Stock Option shall be granted to any person who, at the time the Option is granted, owns stock (including stock owned by application of the constructive ownership rules in Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless at the time the Incentive Stock Option is granted the Exercise Price of the Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Incentive Stock Option and the Incentive Stock Option, by its terms, is not exercisable for more than five years from the Date of Grant.

  (e)    Rights As a Stockholder.    A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

6.02    Stock Appreciation Rights.

  (a)    Stock Appreciation Right Awards.    The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

  (b)    Exercise Price.    The Exercise Price of each share of Common Stock upon exercise of any Stock Appreciation Right granted under the Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that the Committee shall have discretion to establish an Exercise Price at less than the Fair Market Value on the Date of Grant to the extent that such Stock Appreciation Right is designed to comply with the requirements of Section 409A of the Code.

  (c)    Payment of Incremental Value.    Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the date of exercise. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.03    Terms of Stock Options and Stock Appreciation Rights.

  (a)    Conditions on Exercise.    An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

  (b)    Duration of Options and Stock Appreciation Rights.    Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

       (i)  Expiration of the Option or Stock Appreciation Right, as provided in the Award Agreement; or

      (ii)  Termination of the Award in the event of a Participant's disability, retirement, death or other Termination of Service, as provided in the Award Agreement; or

     (iii)  Ten years from the Date of Grant (five years in certain cases, as described in Section 6.01(d)).

  (c)    Acceleration or Extension of Exercise Period.    The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, or (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement.

  (d)    (Exercise of Options or Stock Appreciation Rights Upon Termination of Services.    Unless an Award Agreement provides otherwise, the following rules shall govern the treatment of an Award of Options or Stock Appreciation Rights upon a Participant's Termination of Services:

    (i)
    Termination of Vested Options or Stock Appreciation Rights Upon Termination of Services.

       (A)  Termination Other Than Due to Death or Disability.    In the event of a Participant's Termination of Services for any reason other than due to the Participant's death or Disability, the right of the Participant to exercise any vested Options or Stock Appreciation Rights shall, unless the exercise period is extended by the Board in accordance with Section 6.03(c) above, terminate upon the earlier of: (I) thirty (30) days after the date of the Termination of Services; and (II) the date of expiration of the Options or Stock Appreciation Rights determined pursuant to Sections 6.03(b)(i) or (iii) above.

       (B)  Death or Disability.    In the event of a Participant's Termination of Services by reason of death or Disability, the right of the Participant to exercise any vested Options or Stock Appreciation Rights shall, unless the exercise period is extended by the Board in accordance with Section 6.03(c) above, terminate upon the earlier of: (I) six (6) months after the date of the Termination of Services; and (II) the date of expiration of the Options or Stock Appreciation Rights determined pursuant to Sections 6.03(b)(i) or (iii) above.

      (ii)  Termination of Unvested Options Upon Termination of Services.    To the extent the right to exercise Options or Stock Appreciation Rights, or any portion thereof, has not vested as of the date of Termination of Services, the right shall expire on the date of Termination of Services regardless of the reason for the Termination of Services.

6.04    Exercise Procedures.    Each Option and Stock Appreciation Right granted under the Plan shall be exercised under such procedures and by such methods as the Committee may establish or approve from time to time. The Exercise Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made (a) by delivery to the Company of shares of Common Stock held by the Participant, (b) by a "net exercise" method under which the Company reduces the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Exercise Price, the part of the Exercise Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Exercise Price any fractional share of Common Stock. Any part of the Exercise Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Exercise Price upon the exercise of any Option shall be held as treasury shares.

6.05    Change in Control.    With respect to each Award of Options or Stock Appreciation Rights, the Committee shall determine whether and to what extent such Options or Stock Appreciation Rights shall become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee, no Change in Control of the Company shall be deemed to have occurred for purposes of determining a Participant's rights under this Plan if (a) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change in Control, which proposal (including any modifications thereof) is ultimately successful, or (b) the Participant acquires a two percent (2%) or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in clause (a) of this Section 6.05.

6.06    Early Exercise.    An Option may, but need not, include a provision by which the Participant may elect to exercise the Option in whole or in part prior to the date the Option is fully vested. The provision may be included in the Award Agreement at the time of grant of the Option or may be added to the Award Agreement by amendment at a later time. In the event of an early exercise of an Option, any shares of Common Stock received shall be subject to a special repurchase right in favor of the Company with terms established by the Committee. The Committee shall determine the time and/or the event that causes the repurchase right to terminate and fully vest the Common Stock in the Participant.

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.01    Award of Restricted Stock and Restricted Stock Units.    The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

7.02    Restricted Shares.

  (a)    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.02(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.02(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

  (b)    Stockholder Rights.    Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.02(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that the Award Agreement may provide that any dividend distributed with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.02(a).

  (c)    Restriction on Transferability.    None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

  (d)    Delivery of Shares Upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.04, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

  (e)    Forfeiture of Restricted Shares.    Subject to Sections 7.02(f) and 7.04, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or an Affiliate as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

  (f)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.03    Restricted Stock Units.

  (a)    Settlement of Restricted Stock Units.    Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

  (b)    Shareholder Rights.    Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a shareholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

  (c)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Section 7.03 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

  (d)    Deferral of Payment.    If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee, subject to the requirements of Section 409A of the Code.

7.04    Change in Control.    With respect to each Award of Restricted Stock or Restricted Stock Units, the Committee shall determine whether and to what extent such Restricted Stock or Restricted Stock Units shall become immediately and fully exercisable in the event of a Change in Control or upon the occurrence of one or more specified conditions following a Change in Control. Notwithstanding the foregoing, unless otherwise determined by the Committee, no Change in Control of the Company shall be deemed to have occurred for purposes of determining a Participant's rights under this Plan if (a) the Participant is a member of a group that first announces a proposal which, if successful, would result in a Change in Control, which proposal (including any modifications thereof) is ultimately successful, or (b) the Participant acquires a two percent (2%) or more equity interest in the entity that ultimately acquires the Company pursuant to the transaction described in clause (a) of this Section 7.04.

ARTICLE VIII

PERFORMANCE AWARDS

8.01    Performance Awards.

  (a)    Award Periods and Calculations of Potential Incentive Amounts.    The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Award Period shall be one or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

  (b)    Performance Targets.    Subject to Section 11.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Affiliates or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

  (c)    Earning Performance Awards.    The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of the applicable performance targets.

  (d)    Payment of Earned Performance Awards.    Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

8.02    Termination of Service or Change in Control.    The Award Agreement with respect to any Performance Award shall contain provisions dealing with the disposition of such Award in the event of a Change in Control or in the event of a Termination of Services prior to the exercise, realization or payment of such Award, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.01    Grant of Other Stock-Based Awards.    Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

9.02    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

  (a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

  (b)    If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

  (c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

 ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

10.01    Eligibility.    Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

10.02    Awards.

  (a)    Performance Targets.    The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

  (b)    Amounts of Awards.    In conjunction with the establishment of performance targets for a fiscal year or such other short-term performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

  (c)    Payment of Awards.    Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

  (d)    Negative Discretion.    Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

  (e)    Guidelines.    The Committee may adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

  (f)    Non-Exclusive Arrangement.    The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN

11.01    Plan Provisions Control Award Terms.    Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

11.02    Award Agreement.    No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

11.03    Modification of Award After Grant.    No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

11.04    Limitation on Transfer.    Except as provided in Section 7.02(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

11.05    Taxes.    The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

  (a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded down to the nearest whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

  (b)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

11.06    Surrender of Awards.    Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company.

11.07    Adjustments to Reflect Capital Changes.

  (a)    Recapitalization.    In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

  (b)    Merger.    In the event that the Company is a party to a Merger, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving corporation), for their assumption by the surviving corporation or its parent or subsidiary, for the substitution by the surviving corporation or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

  (c)    Options to Purchase Shares or Stock of Acquired Companies.    After any Merger in which the Company or an Affiliate shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

11.08    No Right to Continued Service.    No person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Affiliates.

11.09    Awards Not Includable for Benefit Purposes.    Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Affiliates, except as may be provided under the terms of such plans or determined by the Committee.

11.10    Governing Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of California and construed in accordance therewith.

11.11    No Strict Construction.    No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

11.12    Compliance with Rule 16b-3.    It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

11.13    Captions.    The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

11.14    Severability.    Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

11.15    Amendment and Termination.

  (a)    Amendment.    The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange or listing service which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

  (b)    Termination.    The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect on any Award outstanding at the time of the termination of the Plan and any such outstanding Award will continue in accordance with its terms and conditions.

11.16    Foreign Qualified Awards.    Awards under the Plan may be granted to such employees, directors and consultants of the Company and its Affiliates who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws.

11.17    Dividend Equivalents.    For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

  (a)    Terms and Conditions.    Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common

  Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

  (b)    Unfunded Obligation.    Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

11.18    Adjustment of Performance Goals and Targets.    Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

11.19    Legality of Issuance.    Notwithstanding any provision of this Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (a) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption therefrom is available, (b) any applicable listing requirement of any stock exchange on which the Common Stock is listed, (c) any applicable Company policy or administrative rules, and (d) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

11.20    Restrictions on Transfer.    Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

11.21    Further Assurances.    As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

 Appendix B

IMPAC MORTGAGE HOLDINGS, INC.

TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

dated September 3, 2013

and

FIRST AMENDMENT

dated September 24, 2013

 TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

DATED AS OF SEPTEMBER 3, 2013

BY AND BETWEEN

IMPAC MORTGAGE HOLDINGS, INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

 TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

This Tax Benefits Preservation Rights Agreement, dated as of September 3, 2013 (as it may be amended from time to time as provided herein, the "Agreement"), is entered into by and between Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the "Rights Agent" which term shall include any successor Rights Agent hereunder). Capitalized terms contained herein and not otherwise defined shall have the meanings ascribed to them in Section 1.

W I T N E S S E T H

WHEREAS, the Company has generated Tax Benefits (as defined in Section 1) for United States federal income tax purposes, and as such Tax Benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an "ownership change" within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder, and thereby preserve the ability to utilize fully such Tax Benefits and, in furtherance of such objective, the Company desires to enter into this Agreement;

WHEREAS, the Board of Directors of the Company ("Board of Directors") has authorized, and the Company declared, a dividend distribution of one Rights (as defined below) for each share of Common Stock outstanding as of the Close of Business on September 16, 2013 (the "Record Date"), and authorized the issuance of one Right for each share of Common Stock of the Company issued between the Record Date and the earlier of the Distribution Date or the Expiration Date, each Right initially representing the right to purchase one one-thousandth of a share (as such number may be adjusted pursuant to the provisions of this Agreement) of Series A-1 Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein; and

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions.     For purposes of this Agreement, the following terms have the meanings indicated:

"Acquiring Person" means any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, but shall not include (i) any Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Existing Holder's Existing Holder Percentage (at which such time such Existing Holder shall be deemed an "Acquiring Person").

Notwithstanding the foregoing, no Person shall become an "Acquiring Person" (i) as the result of an acquisition by the Company of Common Stock of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing

Holder) or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Beneficial Owner of 4.99% (or in the case of an Existing Holder, the Existing Holder Percentage applicable to such Existing Holder) or more of the shares of Common Stock of the Company then outstanding, then such Person shall be deemed to be an "Acquiring Person," and (ii) who becomes the Beneficial Owner of 4.99% or more of the outstanding shares of Common Stock as a result of the acquisition of shares of Common Stock directly from the Company, as long as, prior to the acquisition of shares of Common Stock directly from the Company, the Company has been apprised in writing by any such Person of the number of shares of Common Stock Beneficially Owned by such Person immediately prior to any such acquisition; provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding as a result of a direct purchase from the Company and shall, after that date, acquire one or more additional shares of the Company's Common Stock without the prior written consent of the Company and shall then Beneficially Own more than 4.99% of the shares of Common Stock then outstanding, then such Person shall be deemed to be an "Acquiring Person." For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

In addition, notwithstanding the foregoing, and notwithstanding anything to the contrary provided in this Agreement including without limitation in Sections 1, 3(a) or 27, a Person shall not be an "Acquiring Person" if the Board of Directors determines in good faith at any time that a Person who would otherwise be an "Acquiring Person," has become such inadvertently without intending to become an "Acquiring Person," and such Person divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such shares of Common Stock) as promptly as practicable (or within such period of time as the Board of Directors determines is reasonable) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an "Acquiring Person."

"Adjustment Shares" has the meaning set forth in Section 11(a)(ii).

"Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement; and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose shares of Common Stock or other securities of the Company (i) would be deemed to be constructively owned by such Person for purposes of Section 382 of the Code, (ii) would be deemed owned by a "single entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or (iii) otherwise aggregated with shares owned by such first Person, pursuant to the provisions of Section 382 of the Code, or any successor or replacement provision, and the Treasury Regulations thereunder; provided , however , that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "Beneficially Own" and have "Beneficial Ownership" of (or any derivative of such phrases), any securities:

     (i)  that such Person or any of such Person's Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called "stock borrowing" agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, shares of Common Stock until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, however, that a Person will not be deemed to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the "Original Rights") or pursuant to Section 11(i) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person's Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;

    (ii)  that such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the date of this Agreement), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); or

   (iii)  that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person's Affiliates or Associates) with which such first Person (or any of such first Person's Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by subsection (ii) of this definition) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person's status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company.

Notwithstanding anything in this Agreement to the contrary, to the extent not within the foregoing provisions of this definition, a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder.

"Agreement" has the meaning set forth in the preamble hereto.

"Board of Directors" has the meaning set forth in the preamble to this Agreement.

"Book Entry Shares" has the meaning set forth in Section 3(a).

"Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

"Charter" when used in reference to the Company means the charter of the Company, as may be amended or supplemented from time to time.

"Close of Business" on any given date means 5:00 p.m., New York, New York time, on such date; provided, however , that if such date is not a Business Day it means 5:00 p.m., New York, New York time, on the next succeeding Business Day.

"Code" has the meaning set forth in the preamble to this Agreement.

"Common Stock" when used in reference to the Company means the Common Stock, par value $0.01 per share, of the Company or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. "Common Stock" when used with reference to any Person other than the Company organized in corporate form means (i) the capital stock or other equity interest of such Person with the greatest voting power, (ii) the equity securities or other equity interest having power to control or direct the management of such Person or (iii) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. "Common Stock" when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and

(y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

"Common Stock Equivalents" has the meaning set forth in Section 11(a)(iii).

"Company" has the meaning set forth in the preamble to this Agreement.

"Current Exchange Value" has the meaning set forth in Section 24(d).

"Current Value" has the meaning set forth in Section 11(a)(iii).

"Depositary Agent" has the meaning set forth in Section 7(c).

"Distribution Date" means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board of Directors, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Stock Acquisition Date (or, if the 10th Business Day after the Stock Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10 th Business Day (or such later date as may be determined by the Board of Directors) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person (including any such date which is after the date of this Agreement and prior to the issuance of the Rights); provided, however, that if any tender or exchange offer referred to in clause (ii) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any shares of Common Stock pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exchange Date" has the meaning set forth in Section 7(a).

"Exchange Ratio" has the meaning set forth in Section 24(a).

"Exempt Person" means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities, (ii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, (iv) any Person holding (or acting in a fiduciary capacity in respect of) shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement, and (v) any Person deemed to be an "Exempt Person" in accordance with Section 25.

"Exemption Request" has the meaning set forth in Section 25(a).

"Existing Holder Percentage" means, with respect to any Existing Holder, the percentage of the outstanding shares of Common Stock of the Company that such Existing Holder, together with all Affiliates and Associates of such Existing Holder, Beneficially Owns (including any Convertible Promissory Notes Due 2018 held by such Existing Holder) immediately prior to the first public announcement of the adoption of this Plan; provided, however, that, in the event any Existing Holder shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the first public announcement of the adoption of this Plan, the Existing Holder Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Existing Holder, the lesser of (i) the Existing Holder Percentage as in effect immediately prior to such sale, transfer or disposition or

(ii) the percentage of outstanding shares of Common Stock of the Company that such Existing Holder Beneficially Owns immediately following such sale, transfer or disposition.

"Existing Holder" means any Person who or which, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, including (i) EJF Capital LLC and Emanual J. Friedman and together with all their Affiliates and Associates, (ii) IsZo Capital LP, IsZoCapital GP LLC, IsZo Capital Management LP and Brian L. Sheehy and together with all their Affiliates and Associates, (iii) Todd M. Pickup and Vintage Trust II, dated July 19, 2007 and together with all their Affiliates and Associates, and (iv) Richard H. Pickup and RHP Trust, dated May 31, 2011 and together with all their Affiliates and Associates. Notwithstanding anything to the contrary provided in this Agreement, any Existing Holder who becomes the Beneficial Owner of less than 4.99% of the shares of Common Stock of the Company then outstanding shall cease to be an Existing Holder and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not an Existing Holder.

"Expiration Date" and "Final Expiration Date" have the meanings set forth in Section 7(a).

"Fair Market Value" of any securities or other property shall be as determined in accordance with Section 11(d).

"Force Majeure Condition" has the meanings set forth in Section 36.

"Group" has the meaning set forth in clause (b) of the definition of "Person."

"Maryland Courts" has the meaning set forth in Section 33.

"Original Rights" has the meaning set forth in the definition of "Beneficial Owner."

"Person" means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a "coordinated acquisition" of shares of Common Stock within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an "entity" within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.

"Preferred Stock" means shares of Series A-1 Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the form of the articles supplementary attached hereto as Exhibit A, and, to the extent that there are not a sufficient number of shares of shares of Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Stock .

"Preferred Stock Equivalents" has the meaning set forth in Section 11(b).

"Principal Party" has the meaning set forth in Section 13(b).

"Purchase Price" means, as of any date, the price at which a holder may purchase securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Purchase Price shall equal $50.00.

"Record Date" has the meaning set forth in the Preamble of this Agreement.

"Redemption Date" has the meaning set forth in Section 7(a).

"Redemption Price" has the meaning set forth in Section 23.

"Registered Common Stock" has the meaning set forth in Section 13(b).

"Requesting Person" has the meaning set forth in Section 25(a).

"Rights" has the meaning set forth in the Preamble of this Agreement.

"Rights Agent" has the meaning set forth in the Preamble of this Agreement.

"Rights Certificate" has the meaning set forth in Section 4(a).

"Section 11(a)(ii) Event" has the meaning set forth in Section 11(a)(ii).

"Section 11(a)(ii) Trigger Date" has the meaning set forth in Section 11(a)(iii).

"Section 13 Event" means any event described in clauses (x), (y) or (z) of Section 13(a).

"Section 382" means Section 382 of the Code or any successor or replacement provision and the Treasury Regulations promulgated thereunder.

"Securities Act" means the Securities Act of 1933, as amended.

"Spread" has the meaning set forth in Section 11(a)(iii).

"Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.

"Subsidiary" means, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

"Substitution Period" has the meaning set forth in Section 11(a)(iii).

"Tax Benefits" means the net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 of the Code, and the Treasury Regulations promulgated thereunder, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382 of the Code, and the Treasury Regulations promulgated thereunder.

"Trading Day" means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.

"Treasury Regulations" means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.

"Triggering Event" means any Section 11(a)(ii) Event or any Section 13 Event.

Section 2.    Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of shares of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten (10) days' prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3.    Issuance of Rights Certificates.

  (a)    Rights Evidenced by Certificates for Common Shares and Book Entry Shares.    Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for the Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form ("Book Entry Shares"), by notation in book entry accounts reflecting the ownership of such Common Stock (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) (by mailing, in accordance with Section 27 or by such means as may be selected by the Company) to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Stock, one or more Rights Certificates evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per shares of Common Stock has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Stock, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively that the Distribution Date has not occurred.

  (b)    Summary of Rights; Outstanding Common Stock.    The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Stock and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Stock will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Stock in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Stock. Notwithstanding anything to the contrary in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Stock (including any Common Stock issued pursuant to an exchange) at any time thereafter.

  (c)    Legend.    Certificates for the Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall be deemed also to be certificates for Rights, and shall bear a legend, substantially in the form set forth below:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A TAX BENEFITS PRESERVATION RIGHTS AGREEMENT BETWEEN IMPAC MORTGAGE HOLDINGS, INC. (THE "COMPANY") AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (OR ANY SUCCESSOR THERETO), AS RIGHTS AGENT, DATED AS OF SEPTEMBER 3, 2013 AS AMENDED, RESTATED, RENEWED, SUPPLEMENTED OR EXTENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY AND THE STOCK TRANSFER ADMINISTRATION OFFICE OF THE RIGHTS AGENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY MAY REDEEM THE RIGHTS AT A REDEMPTION PRICE OF $0.001 PER RIGHT, SUBJECT TO ADJUSTMENT, UNDER THE TERMS OF THE RIGHTS AGREEMENT. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS OR ANY AFFILIATES OR ASSOCIATES THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT), AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID. THE RIGHTS SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD, BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION, IF ANY, TO THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates or Book Entry Shares, as applicable, containing the foregoing legend, the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares shall be evidenced by such certificates or Book Entry Shares alone until the earlier of the Distribution Date or the Expiration Date, the registered holders of the Common Stock will also be registered holders of the associated Rights, and the surrender or transfer of any of such certificates or Book Entry Shares shall also constitute the surrender or transfer of the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares. In the event that the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The failure to print the foregoing legend on any such certificate representing Common Stock of the Company or any defect therein or the failure to provide notice thereof shall not affect the enforceability of any part of the Agreement or the rights of any holder of Rights.

Section 4.    Form of Rights Certificates.

  (a)    Rights Certificates.    The Rights Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or the Financial Industry Regulatory Authority or to conform to customary usage. The Rights Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date (or in the case of Rights issued with respect to Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock), shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the Purchase Price, but the number and type of such securities and the Purchase Price shall be subject to adjustment as provided herein.

  (b)    Certain Legends.    Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 that represents Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e), or (iv) any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6, Section 11 or Section 22 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent feasible) the following legend:

    THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED

    HEREBY MAY BECOME NULL AND VOID UNDER CERTAIN CIRCUMSTANCES AS SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Rights Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e).

Section 5.    Countersignature and Registration.

  (a)    Countersignature.    The Rights Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board of Directors, its President, any Vice President, Chief Executive Officer, its Chief Operating Officer or its Chief Financial Officer, either manually or by facsimile signature, and shall have affixed thereto the Company's seal (if any) or a facsimile thereof which shall be attested to by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested to on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

  (b)    Transfer Books.    Following the Distribution Date, the Rights Agent will keep or cause to be kept, at one of its offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.

Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

  (a)    Transfer, Split Up, Combination and Exchange of Rights Certificates.    Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24), entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase and at the same Purchase Price. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment by the registered holder of a Rights Certificate, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

  (b)    Mutilated, Destroyed, Lost or Stolen Rights Certificates.    Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.

Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

  (a)    Exercise of Rights.    Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at any time after the Distribution Date and prior to the Close of Business on the Expiration Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised, at or prior to the earliest of (i) the Close of Business on September 2, 2016 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 (the "Exchange Date"), (iv) the final adjournment of the Company's 2014 annual meeting of stockholders if the stockholders fail to approve this Agreement with an affirmative vote of a majority of the votes cast by holders of shares of Common

  Stock at the 2014 annual meeting of stockholders (or any adjournment or postponement thereof), (v) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company with respect to which the Board of Directors determines that no Tax Benefits may be carried forward, or (vii) such time as the Board of Directors determines that a limitation on the use of the Tax Benefits under Section 382 of the Code would no longer be material to the Company (the earliest of (i), through (vii) being herein referred to as the "Expiration Date"). The Board of Directors shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company's Tax Benefits and the Company's market capitalization. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on September 3, 2016, that the Expiration Date has not occurred. Except as set forth in Section 7(e) and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock of the Company is entitled to all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock of the Company.

  (b)    Price.    The Purchase Price for each one-one thousandth of a share of Preferred Stock issuable pursuant to the exercise of a Right is initially $50.00 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and payable in accordance with Section 7(c).

  (c)    Payment.    As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the "Depositary Agent"), certificates representing the shares of Preferred Stock that may be acquired upon exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 7(f), Section 20(k) and Section 14(b), thereupon promptly (i) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Purchase Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Rights to the Rights Agent). The Purchase Price shall be payable in lawful money of the United States of America. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

  (d)    Partial Exercise.    In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 14.

  (e)    Prohibited Issuances.    Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights Beneficially Owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), (iv) any subsequent transferee receiving transferred Rights as described in subsections (ii) or (iii) above, either directly or through one or more intermediate transferees, or (v) any nominee of any of the foregoing will, in each case, be null and void without any further action and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether under any provision of this Agreement or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Agreement (including to any Person described in subsections (i) through (v) of this section 7(e), an) that represents one or more Rights that are or have become void pursuant to this Section 7(e) or with respect to any Shares of Common Stock otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

  (f)    Information Concerning Ownership.    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), shall have (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or other Person described in Section 7(e), as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.

Section 8.    Cancellation and Destruction of Rights Certificates.

All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate evidencing the destruction thereof to the Company (or, at the Company's option, appropriate copies of the electronic or physical evidence relating to he Rights Certificates so canceled or destroyed by the Rights Agent).

Section 9.    Reservation and Availability of Preferred Stock.

  (a)    Reservation.    The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of preferred stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued Shares of Common Stock or other securities), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Shares of Common Stock or other securities) that that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

  (b)    Listing.    The Company shall use commercially reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

  (c)    Registration.    The Company shall use commercially reasonable efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days after the date determined in accordance with the provisions of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.

  (d)    Valid Issuance.    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock or other securities of the Company) delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

  (e)    Taxes and Charges.    The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise or surrender of Rights. The Company shall not, however, be required to pay any transfer tax or governmental charges which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of other securities or property to a Person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.

Section 10.    Record Date for Securities Issued.

Each Person in whose name any certificate for a number of one one-thousandths of Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however , that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however , that if delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9(c), such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.     The Purchase Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

  (a)    Certain Events.

    (i)    Certain Adjustments to Preferred Stock.    Notwithstanding anything to the contrary in this Agreement, in the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding Preferred Stock, (C) combine or consolidate the outstanding Preferred Stock into a smaller number of shares of Preferred Stock (by reverse stock split or otherwise), or (D) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, split, combination, consolidation, reclassification or recapitalization, and the number and kind of shares of Preferred Stock or capital stock of the Company, as the case may be, issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Rights exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or securities of the Company, as the case may be, if such Rights had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation, reclassification or recapitalization; provided, however , that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of a Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

    (ii)    Exercise of Rights Following Certain Events.    Subject to the provisions of Section 23 and Section 24, in the event any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a "Section 11(a)(ii)

    Event"), proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, whether or not such Right was then exercisable, and dividing that product by (y) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11(d)) on the date of the occurrence of a Section 11(a)(ii) Event (such number of shares being referred to as the "Adjustment Shares").

    (iii)    Insufficient Common Stock.    In the event that the number of shares of Common Stock of the Company which are authorized by the Company's Charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Right is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (X) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the "Current Value") over (Y) the Purchase Price attributable to each Right (such excess being referred to as the "Spread") and (B) with respect to all or a portion of each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board of Directors has deemed in good faith to have substantially the same value or economic rights as the Common Stock (such shares of preferred stock being referred to herein as "Common Stock Equivalents")), (2) cash, (3)  a reduction in the Purchase Price, (4) Preferred Stock Equivalents which the Board of Directors has deemed in good faith to have substantially the same value as shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors after receiving the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock of the Company (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board of Directors determines in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance or that any necessary stockholder or regulatory approval for such issuance could be obtained upon exercise in full of the Rights, the 30-day period set forth above may be extended and re-extended to the extent necessary from time to time, but not more than one hundred twenty (120) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or take such action necessary for regulatory approval (such period, as it may be extended, being referred to herein as the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, seek such stockholder approval, to take any action necessary to obtain such regulatory approval, or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11(d)) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11(a)(ii) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date. The Board of Directors may, but will not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

  (b)    Dilutive Rights Offering.    If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock ("Preferred Stock Equivalents")) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11(d). Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

  (c)    Distributions.    If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights, options or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)) per one one-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11(d)) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights, options or warrants applicable to one one-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11(d)) per one one-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Rights be less than the aggregate par value of the shares of stock of the Company issuable upon exercise of a Rights. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

  (d)    Fair Market Value.    For the purpose of this Agreement, the "Fair Market Value" of any share of Preferred Stock, Common Stock or any other stock or any Rights or other security or any other property shall be determined as provided in this Section 11(d).

    (i)    General.    In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty (30) consecutive Trading Days immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of stock or per unit of such other security for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (x) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (y) any subdivision, combination or reclassification of such stock, and prior to the expiration of the thirty (30) Trading Day period or ten (10) Trading Day period, as applicable, after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE MKT or, if the securities are not listed or admitted to trading on the NYSE MKT, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such security are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors. If on any such date no market maker is making a market in such security, the Fair Market Value of such security on such date shall be determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. If the Fair Market Value of the Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or not listed or traded in a manner described above, then the Fair Market Value of the Preferred Stock will be conclusively deemed to be (x) the Fair Market Value of the Common Stock as determined pursuant to this Section 11(d) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of the Common Stock occurring after the date of this Agreement). If a security (other than the Preferred Stock) is not publicly held or not so listed or traded, or if on any such date such security is not so quoted and no such market maker is making a market in the security, then the Fair Market Value means the fair value per share as determined in good faith by the Board of Directors, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.

    (ii)    Property or Other Securities.    In the case of property other than securities, the Fair Market Value thereof shall be determined in good faith by the Board of Directors, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

  (e)    Insignificant Changes.    Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Purchase Price; provided, however , that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock of the Company or ten millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board of Directors may deem appropriate. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

  (f)    Shares Other Than Preferred Stock.    If as a result of any provision of Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a), (b), (c), (d), (e), (g) through (k) and (m), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

  (g)    Rights Issued Subsequent to Adjustment.    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities, assets or amount of cash or combination thereof) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

  (h)    Effect of Adjustments on Existing Rights.    Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-ten millionth) as the Board of Directors determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock for which a Rights may be exercisable immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

  (i)    Adjustment in Number of Rights.    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

  (j)    Rights Certificates Unchanged.    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder without prejudice to any adjustment or change.

  (k)    Par Value Limitations.    Before taking any action that would cause an adjustment reducing the Purchase Price below the then aggregate par value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

  (l)    Deferred Issuance.    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Rights exercised after such record date the number of one one-thousandths of a share of Preferred Stock or other stock, securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other stock, securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

  (m)    Reduction in Exercise Price.    Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or Common Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, or Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock or Common Stock, shall not be taxable to such stockholders.

  (n)    No Diminishment of Rights.    The Company covenants and agrees that after the Distribution Date it will not, except as permitted by Section 23, Section 24 or Section 28, take (or permit to be taken) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

  (o)    Certain Adjustments to Common Stock.    Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock, (ii) subdivide or split the outstanding Common Stock (other than by the payment of dividends payable in Common Stock) (iii) combine or consolidate the outstanding Common Stock (by reverse stock split or otherwise) into a lesser number of shares of Common Stock of the Company, or (iv) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Common Stock (including any such reclassification or recapitalization in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then in each such event, except as otherwise provided in this Section 11 or Section 7(e), (A) the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a share of Preferred Stock (or shares of such other capital stock) so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, (B) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Purchase Price thereafter equals the result obtained by multiplying the Purchase Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one

  Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right, and (C) each share of Common Stock (or shares of capital stock issued in such reclassification of the Common Stock) of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. Each Share of Common Stock that becomes outstanding after an adjustment has been made pursuant to this Section 11(o) will have issued with it that number of Rights, exercisable at the Purchase Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one share of Common Stock has associated with it immediately following the adjustment made pursuant to this Section 11(o). If an event occurs that would require an adjustment pursuant to both this Section 11(o) and Section 11(a)(ii), then the adjustment provided for in this Section 11(o) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

  (p)    Adjustment of Rights Associated with Certain Distributions.    Other than in connection with a transaction contemplated by Section 11(o), in the event that the Company, at any time after the date of this Agreement and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Stock (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Purchase Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board of Directors, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.

Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company) in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

  (a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a wholly-owned Subsidiary of the Company in a transaction which is not prohibited by Section 11(n)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a wholly-owned Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11(n)) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its wholly-owned Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly-owned Subsidiaries in one or more transactions, each of which individually (and together) is not prohibited by the proviso at the end of the first sentence of Section 11(n)), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right (except as provided in Section 7(e)) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of Preferred Shares, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13(b)), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Fair Market Value (determined pursuant to Section 11(d)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event, provided, however, that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this Section 13(a) and the making of payments in cash and/or other securities in accordance with Section 11(a)(iii)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; (v) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (vi) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

  (b)    "Principal Party" shall mean

       (i)  in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or the Person resulting from the consolidation or merger; and

      (ii)  in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11(d));

provided, however, that in any such case described in clauses (i) or (ii) of Section 13(b), (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act ("Registered Common Stock") or such Person is not a corporation, and such Person is a direct or indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, "Principal Party" shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or indirect Subsidiary of another Person which has Registered Common Stock outstanding, "Principal Party" shall refer to the ultimate parent entity of such first-mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, "Principal Party" shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11(d)); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, "Principal Party" shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders' equity or, if no such ultimate parent entity is a corporation, "Principal Party" shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

  (c)    Certain Arrangements.    The Company shall not consummate any Section 13 Event unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13(a) and (b) and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party at its own expense will:

       (i)  prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

      (ii)  qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

     (iii)  list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded;

     (iv)  deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

      (v)  take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.

  (d)    Prohibited Transactions.

       (i)  In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its charter or By-laws or other instrument governing its affairs, which provision would have the effect of (A) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11(d)) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (B) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

      (ii)  Notwithstanding anything to the contrary in this Agreement, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Stock or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

  (e)    Continued Applicability.    The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).

Section 14.    Fractional Rights and Fractional Shares.

  (a)    Cash in Lieu of Fractional Rights.    The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o), or to distribute Rights Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, calculated as of the Trading Daye immediately prior to the date on which such fractional Rights would have been otherwise issuable.

  (b)    Cash in Lieu of Fractional Preferred Stock.    The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a shares of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the Fair Market Value of one one-thousandth of a share of Preferred Stock shall be one one thousandth of the Fair Market Value of a share of Preferred Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

  (c)    Cash in Lieu of Fractional Shares of Common Stock.    The Company is not required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a share of Common Stock. For purposes of this Section 14(c), the current market value of a shares of Common Stock will be the Fair Market Value of a shares of Common Stock, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.

  (d)    Waiver of Fractional Rights.    The holder of a Rights by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Rights, except as permitted by this Section 14.

  (e)    Procedure for Payment.    Whenever a payment for fractional Rights, Preferred Stock or Common Stock is to be made by the Rights Agent pursuant to this Agreement, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments.

Section 15.    Rights of Action.

All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Sections 18 and 20, are vested in the respective registered holders of the Rights Certificates (or, prior to the Distribution Date, the registered holders of the Common Stock of the Company); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), may, in such registered holder's own behalf and for such registered holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.    Agreement of Rights Holders.     Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Rights that:

  (a)   prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;

  (b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;

  (c)   subject to Sections 6(a) and 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate representing Common Stock of the Company or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to Section 7(e), neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

  (d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Rights or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use commercially reasonable efforts to have any such order, decree or ruling lifted or otherwise overturned as promptly as practical;

  (e)   Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and

  (f)    this Agreement may be supplemented or amended from time to time in accordance with Section 28.

Section 17.    Rights Certificate Holder Not Deemed a Stockholder.

No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent.

  (a)   The Company agrees to pay to the Rights Agent such compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18(a) shall survive the expiration of the Rights and the termination of this Agreement.

  (b)   The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate representing Common Stock of the Company, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith and without gross negligence to be genuine and to be signed and executed by the proper Person or Persons.

  (c)   The Rights Agent shall not be liable for consequential damages under any provision of this Agreement or for any consequential damages arising out of any act or failure to act hereunder. Any liability of the Rights Agent under this Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

  (a)   Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange be consolidated, or any corporation resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent's assets employed in the performance of this Agreement, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

  (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.    Duties of Rights Agent.     The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

  (a)   The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

  (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Fair Market Value") be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

  (c)   The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

  (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

  (e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e)) or any adjustment required under the provisions of Sections 11, 13 or 24(c) or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12), nor shall it be responsible for any determination by the Board of Directors of the Fair Market Value of the Rights or Preferred Stock pursuant to the provisions of Section 14; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether or not any shares of Common Stock of the Company or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

  (f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

  (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the President, a Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

  (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

  (i)     The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.

  (j)     No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

  (k)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.    Change of Rights Agent.

The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company by first class mail, provided, however, that in the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such removal (including without limitation, by including such information in one or more of the Company's reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the incumbent Rights Agent or the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States, the State of Maryland or the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Maryland or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Rights Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including without limitation, by including such information in one or more of the Company's reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Rights Certificates.

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

Section 23.    Redemption.

  (a)    Right to Redeem.    The Board of Directors may, at its option, at any time prior to the earlier to occur of (i) the Distribution Date, or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock dividend declared or paid, any split, recapitalization, subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the "Redemption Price"). Notwithstanding anything to the contrary in this Agreement, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption pursuant to this Section 23 has expired. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board of Director in its sole discretion may establish. The date on which the Board of Directors elects to make the redemption effective is referred to as the "Redemption Date."

  (b)    General Redemption Procedures.    Immediately upon the action of the Board of Directors ordering the redemption of the Rights (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Rights so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights in accordance with this Section 23, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The failure to given, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board of Directors or of the redemption.

  (c)    Form of Payment of Redemption Price.    The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors, in its sole discretion, to be at least equivalent to the Redemption Price.

  (d)    Discharge of Obligations.    Notwithstanding anything to the contrary in this Agreement, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Stock, and upon such action, all outstanding Right Certificates will be void without any further action by the Company.

  (e)    Prohibited Purchases.    Notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or Section 24 or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.

Section 24.    Exchange.

  (a)    Exchange of Common Stock for Rights.    The Board of Directors may, at its option, at any time on or after any Person becomes an Acquiring Person, exchange all or part of the then outstanding Rights, whether or not previously exercised (but which exchange shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock of the Company then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).

  (b)    Exchange Procedures.    Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give notice of any such exchange in accordance with Section 27 and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following the determination to exchange rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any shares of Common Stock (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, or any Person described in Section 7(e)) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any shares of Common Stock (or other securities) issued at the direction of the Board of Directors pursuant to this Section 24 will be duly and validly authorized and issued and fully paid and nonassesable, and the Company will be deemed to have received as consideration for such issuance a benefit having a calculate that is at least equal to the aggregate par value of the shares of Common Stock (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality ot validity f the action taken by the Board of Directors. The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board of Directors, in its sole discretion, may establish.

  (c)    Preferred Stock Substitution.    In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalent, as such term is defined in Section 11(b)) for Common Stock of the Company exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Preferred Stock Equivalent) for each share of Common Stock of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock of the Company shall have the same voting rights as one share of Common Stock of the Company.

  (d)    Insufficient Shares.    In the event that there shall not be sufficient shares of Common Stock of the Company authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock of the Company for issuance upon exchange of the Rights or alternatively, at the option of the Board of Directors, with respect to each Right (i) pay cash in lieu of issuing Shares of Common Stock in exchange therefor in an amount equal to the product of the Fair Market Value of the Common Stock multiplied by the number of shares of Common Stock for which the Right would otherwise be exchangeable (without regard to whether there were sufficient shares of Common Stock available therefore) (the "Current Exchange Value"); (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Stock in exchange for each such Right, where the value of such securities will be determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Stock, Preferred Stock, Common Stock Equivalents, Preferred Stock Equivalents or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(d), then the Board of Directors may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Board of Directors orders the exchange of Rights pursuant to Section 24(a) in order to seek any authorization of additional shares of Common Stock or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.

  (e)    Fractional Shares.    The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this paragraph (e), the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date the Board of Directors ordered the exchange of Rights pursuant to this Section 24.

Section 25.    Process to Seek Exemption.

Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock) (a "Requesting Person") may, prior to the Stock Acquisition Date and in accordance with this Section 25, request that the Board of Directors grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an "Exempt Person" under subsection (v) of the definition thereof in Section 1 for purposes of this Agreement (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common

Stock (or in the case of an Existing Holder, additional shares of Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board of Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board of Directors and its advisors to assist the Board of Directors in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board of Directors shall only grant an exemption in response to an Exemption Request if the Board of Directors determines in its sole discretion that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company's Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board of Directors' determination with respect thereto, unless the information contained in the Exemption Request or the Board of Directors' determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board of Directors, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request.

Section 26.    Notice of Certain Events.

  (a)    Certain Distributions.    In case the Company shall propose, at any time after the Distribution Date, (i)  to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11(n)), or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Rights Certificate and to the Rights Agent, in accordance with Section 27, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required pursuant to this Section 26 as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

  (b)    Certain Events.    In case any Triggering Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Rights Certificate and to the Rights Agent, in accordance with Section 27, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or Section 13.

Section 27.    Notices.     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if in writing sent by first-class mail, postage prepaid, by facsimile transmission (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

    Impac Mortgage Holdings, Inc.
    19500 Jamboree Road
    Irvine, California 92612
    Facsimile: 949-475-3969
    Attention: General Counsel

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by facsimile transmission (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

    American Stock Transfer & Trust Company, LLC
    6201 15th Avenue
    Brooklyn, NY 11219
    Facsimile: 718-921-8200
    Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, prior to the Distribution Date, to the holder of any certificate representing shares of Common Stock of the Company) shall be sufficiently given or made if sent by recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Agreement, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Agreement and no other notice need be given.

Section 28.    Supplements and Amendments.

Prior to the occurrence of a Distribution Date, the Company may in its sole discretion and the Rights Agent shall, if the Board of Directors so directs, supplement or amend any provision of this Agreement as the Board of Directors may deem necessary or desirable without the approval of any holders of certificates representing shares of Common Stock of the Company. From and after the occurrence of a Distribution Date, the Company and the Rights Agent shall, if the Board of Directors so directs, supplement or amend this Agreement without the approval of any holder of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereof in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person or Any Person described in Section 7(e)); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, provided further, however, that the right of the Board of Directors to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of such certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors pursuant to this Section 28; provided, that any supplement or amendment that does not amend Section 18, Section 19, Section 20 or Section 21 or this Section 28 or any other Section of this Plan in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Prior to the occurrence of a Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. Notwithstanding any other provision hereof, the Rights Agent's consent must be obtained regarding any amendment or supplement pursuant to this Section 28 which alters the Rights Agent's rights or duties.

Section 29.    Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30.    Determinations and Actions by the Board of Directors.

The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject any member of the Board of Directors to any liability to any Person, including the Rights Agent and the holders of the Rights. In administering this Agreement, and exercising the right and powers specifically granted to the Board of Directors and to the Company hereunder, and in interpreting this Agreement and making any determination hereunder, the Board of Directors (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate.

Section 31.    Benefits of this Agreement.

Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).

Section 32.    Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in good faith that severing the invalid language from the Agreement would adversely affect the purpose or effect of the Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 33.    Governing Law.

This Agreement and the Rights issued hereunder shall be governed by and construed in accordance with the internal laws of Maryland without regard to the principles of conflicts of laws; provided, however, that all provisions regarding the rights, obligations, duties and immunities of the Rights Agent shall be governed by and construed in accordance with, the laws of the State of New York. The courts of the State of Maryland and of the United States of America located in the State of Maryland (the "Maryland Courts") shall have exclusive jurisdiction over any suit, action or proceeding arising out of or relating to or concerning this Agreement and the transactions contemplated hereby, and any Person commencing or otherwise involved in any such litigation shall waive any objection to the laying of venue of such litigation in the Maryland Courts and shall not plead or claim in any Maryland Court that such litigation brought therein has been brought in an inconvenient forum. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Stock) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 33 (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of

Shares of Common Stock) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons. Notwithstanding the foregoing, the Company and the Rights Agent may mutually agree to a jurisdiction other than Maryland for any litigation directly between the Company and the Rights Agent arising out of or relating to this Agreement.

Section 34.    Counterparts.

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 35.    Descriptive Headings.

Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36.    Force Majeure.

Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting directly from any act or event beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party that causes a sudden, substantial or widespread disruption in business activities, including, without limitation, fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities (each, a "Force Majeure Condition"); provided, that such delayed or non-performing party shall use reasonable commercial efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, the party delayed or unable to perform shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal and attested, all as of the day and year first above written.

ATTEST:			IMPAC MORTGAGE HOLDINGS, INC.
By:	/s/ R. MORRISON		By:	/s/ WILLIAM S. ASHMORE
	Name:	R. Morrison		Name:	William S. Ashmore
	Title:	EVP		Title:	President

ATTEST:			AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent
By:	/s/ CINDY ARMENIA		By:	/s/ JENNIFER DONOVAN
	Name:	Cindy Armenia		Name:	Jennifer Donovan
	Title	Relationship Manager		Title	SVP

 Exhibit A

IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES SUPPLEMENTARY

SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK

 IMPAC MORTGAGE HOLDINGS, INC.

ARTICLES SUPPLEMENTARY

SERIES A-1 JUNIOR PARTICIPATING PREFERRED STOCK

Impac Mortgage Holdings, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article VI of the charter of the Corporation (the "Charter"), the Board of Directors of the Corporation (the "Board"), by duly adopted resolutions, reclassified and designated 2,500,000 shares of the authorized but unissued shares of Series A Junior Participating Preferred Stock of the Corporation, $0.01 par value per share, as shares of Series A-1 Junior Participating Preferred Stock, $0.01 par value per share, with the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article VI of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof:

Section 1.    Designation and Amount.    The shares of such series shall be designated as "Series A-1 Junior Participating Preferred Stock" (the "Series A-1 Preferred Stock") and the number of shares constituting such series shall be 2,500,000. Such number of shares may be increased or decreased by resolution of the Board in accordance with the Charter; provided, that no decrease shall reduce the number of shares of Series A-1 Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A-1 Preferred Stock.

Section 2.    Dividends and Distributions.

(A)(i)  Subject to the rights of the holders of any shares of any class or series of preferred stock of the Corporation, $0.01 par value per share (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series A-1 Preferred Stock with respect to dividends, the holders of shares of Series A-1 Preferred Stock, in preference to the holders of shares of Common Stock of the Corporation, par value $0.01 per share ("Common Stock") and of any other class or series of stock ranking junior to the Series A-1 Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board and declared by the Corporation out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A-1 Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A-1 Preferred Stock. The multiple of cash and non-cash dividends declared on the Common Stock to which holders of the Series A-1 Preferred Stock are entitled, which shall be 1,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Dividend Multiple." In the event the Corporation shall at any time after September 3, 2013 (the "Rights Declaration Date") (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or

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otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A-1 Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (ii)  Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A-1 Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series A-1 Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

 (B)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A-1 Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A-1 Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A-1 Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A-1 Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such 90 days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights.    The holders of shares of Series A-1 Preferred Stock shall have the following voting rights:

 (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A-1 Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A-1 Preferred Stock is entitled to cast, which shall initially be 1,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the "Vote Multiple." In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A-1 Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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 (B)  Except as otherwise provided in the Charter or by law, the holders of shares of Series A-1 Preferred Stock and the holders of shares of Common Stock and the holders of shares of any other stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)(i)  Whenever, at any time or times, dividends payable on any shares of Series A-1 Preferred Stock shall be in arrears in an amount equal to at least six full quarter dividends (whether or not declared and whether or not consecutive), the holders of record of the outstanding shares of Series A-1 Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Corporation at a special meeting of stockholders of the Corporation or at the Corporation's next annual meeting of stockholders, and at each subsequent annual meeting of stockholders, as provided below.

    (ii)  Upon the vesting of such right of the holders of shares of Series A-1 Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Series A-1 Preferred Stock as hereinafter set forth. A special meeting of the stockholders of the Corporation then entitled to vote shall be called by the Chairman of the Board, Chief Executive Officer or President of the Corporation or the Secretary of the Corporation, if requested in writing by the holders of record of not less than 10% of the shares of Series A-1 Preferred Stock then outstanding. At such special meeting, or, if no such special meeting shall have been called, then at the next annual meeting of stockholders of the Corporation, the holders of the shares of Series A-1 Preferred Stock shall elect, voting as above provided, two directors of the Corporation to fill the aforesaid vacancies created by the automatic increase in the number of members of the Board of Directors. Notice of the meeting and of any annual meeting at which holders of Series A-1 Preferred Stock are entitled to vote pursuant to this paragraph (C)(ii) shall be given to each holder of record of Series A-1 Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. The meeting shall be called for a time not earlier than 10 days and not later than 90 days after the order or request or, in default of the calling of the meeting, within 90 days after the order or request, the meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 5% of the shares of Series A-1 Preferred Stock then outstanding. Notwithstanding the provisions of this paragraph (c)(ii), no such special meeting shall be called during the period within 90 days immediately preceding the date fixed for the next annual meeting of the stockholders.

   (iii)  At any and all meetings for the election of directors by holders of shares of Series A-1 Preferred Stock, the holders of a majority of the outstanding shares of Series A-1 Preferred Stock shall be necessary to constitute a quorum for such election, whether present in person or proxy, and such two directors shall be elected by a plurality of the votes cast by the holders of Series A-1 Preferred Stock. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Any director elected by holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C) may be removed at any annual or special meeting, by vote of a majority of the outstanding shares of Series A-1 Preferred Stock, with or without cause. In case any vacancy shall occur among the directors elected by the holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C), such vacancy may be filled by the remaining director so elected, or his successor then in office, and the director so elected to fill such vacancy shall serve until the next meeting of stockholders for the election of directors.

   (iv)  The right of the holders of shares of Series A-1 Preferred Stock, voting separately as a class, to elect two members of the Board as aforesaid shall continue until, and only until, such time as all arrears in dividends (whether or not declared) on the Series A-1 Preferred Stock shall have been

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  paid or declared and set apart for payment, at which time such right shall terminate, subject to revesting in the event of each and every subsequent default of the character above-mentioned. Upon any termination of the right of the holders of the Series A-1 Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Series A-1 Preferred Stock pursuant to this Section 3(C) shall terminate immediately and the number of directors shall be reduced accordingly. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A-1 Preferred Stock in this Section 3.

 (D)  Except as set forth herein, holders of Series A-1 Preferred Stock shall have no voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

 (A)  Whenever dividends or distributions payable on the Series A-1 Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A-1 Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock;

    (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except dividends paid ratably on the Series A-1 Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

   (iii)  except as permitted in subsection 4(A)(iv) below, redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A-1 Preferred Stock; or

   (iv)  redeem, purchase or otherwise acquire for consideration any shares of Series A-1 Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

 (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.    Reacquired Shares.    Any shares of Series A-1 Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of

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Preferred Stock without designation as to Series A-1 and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth in the Charter or otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding Up.    Upon any liquidation, dissolution or winding up of the Corporation (voluntary or otherwise), no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A-1 Preferred Stock unless, prior thereto, the holders of shares of Series A-1 Preferred Stock shall have received an amount (the "Series A-1 Liquidation Preference") equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of all cash or other property to be distributed per share to holders of Common Stock upon such liquidation, dissolution or winding up of the Corporation, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A-1 Preferred Stock, except distributions made ratably on the Series A-1 Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount per share to which holders of shares of Series A-1 Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

In the event, however, that there are not sufficient assets available to permit payment in full of the Series A-1 Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A-1 Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A-1 Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

Neither the consolidation of nor merging of the Corporation with or into any other entity or entities, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, etc.    In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A-1 Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A-1 Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common

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Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A-1 Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.    Redemption.    The shares of Series A-1 Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted by the Charter (including this Articles Supplementary) or by law.

Section 9.    Ranking.    Any class or series of shares of stock of the Corporation shall be deemed to rank: (A) prior to the Series A-1 Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A-1 Preferred Stock, or they are the Corporation's 9.375% Series B Cumulative Redeemable Preferred Stock or 9.125% Series C Cumulative Redeemable Preferred Stock; (B) on a parity with the Series A-1 Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Series A-1 Preferred Stock, if the holders of such class or series and the Series A-1 Preferred Stock shall be entitled to the receipt of dividends and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation preferences, without preference or priority one over the other; or (C) junior to the Series A-1 Preferred Stock, as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up.

Section 10.    Fractional Shares.    Series A-1 Preferred Stock may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A-1 Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof.

Section 11.    Amendment.    At any time any shares of Series A-1 Preferred Stock are outstanding, the Charter and the foregoing Sections 1 through 10, inclusive, and this Section 11 shall not be amended in any manner, including by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A-1 Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A-1 Preferred Stock, voting separately as a class.

SECOND: The Series A-1 Preferred Stock has been classified and designated by the Board of Directors under the authority contained in the Charter.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned officer of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to by its Secretary as of the 3rd day of September, 2013.

Attested:			IMPAC MORTGAGE HOLDINGS, INC.
By:			By:
	Name:	Ronald M. Morrison		Name:	William S. Ashmore
	Title:	Executive Vice President & General Counsel		Title:	President

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 Exhibit B

FORM OF RIGHTS CERTIFICATE

Certificate No. R-             Rights

NOT EXERCISABLE AFTER SEPTEMBER 16, 2016 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN OR THE RIGHTS ARE TERMINATED IN ACCORDANCE WITH SECTION 7(a) OF THE RIGHTS AGREEMENT (DEFINED BELOW). THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF IMPAC MORTGAGE HOLDINGS, INC., AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION RIGHTS AGREEMENT BETWEEN IMPAC MORTGAGE HOLDINGS, INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, DATED AS OF SEPTEMBER 3, 2013 (THE "RIGHTS AGREEMENT"). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Rights Certificate

IMPAC MORTGAGE HOLDINGS, INC.

This certifies that           , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Rights Agreement dated as of September 3, 2013 (the "Rights Agreement") between Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on September 16, 2016 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, non-assessable share of the Series A-1 Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $50.00 per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of         , based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) of the Rights Agreement, (iv) any subsequent transferee receiving transferred Rights as described in subsections (ii) or (iii) above, either directly or through one or more intermediate transferees, or (v) any nominee of any of

B-1

the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office of the Rights Agent and are also available upon written request to the Company or the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Board of Directors at its option may cause the Company to exchange all or any part of the Rights evidenced by this Certificate for shares of the Company's Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Board of Directors at its option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one thousandths of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or

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otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company as a document under corporate seal.

ATTESTED:		IMPAC MORTGAGE HOLDINGS, INC.
By:	Name:	By:	Name:
	Title		Title

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:	Name:
Title:

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 [Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                hereby sells, assigns and transfers unto                                         (Please print name and address of transferee)              this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint             Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                    ,

Signature

Signature Guaranteed: *

*
Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

  (1)    the Rights evidenced by this Rights Certificate ☐ are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

  (2)    after due inquiry and to the best knowledge of the undersigned, the undersigned did not directly or indirectly acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,	Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

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 FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to
exercise the Rights Certificate.)

To IMPAC MORTGAGE HOLDINGS, INC.:

The undersigned hereby irrevocably elects to exercise           Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate or if the Rights are being exercised pursuant to Section 11(a)(ii) of the Rights Agreement, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated: ,	Signature
Signature Guaranteed:*
*
Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

B-5

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

  (1)    the Rights evidenced by this Rights Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

  (2)    after due inquiry and to the best knowledge of the undersigned, the undersigned did not directly or indirectly acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated: ,	Signature
Signature Guaranteed:*
*
Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level satisfactory to the Rights Agent. a notary public is not sufficient.

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

B-6

 Exhibit C

FORM OF
SUMMARY OF RIGHTS

SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
IMPAC MORTGAGE HOLDINGS, INC.

On September 3, 2013, the Board of Directors (the "Board") of Impac Mortgage Holdings, Inc. (the "Company") authorized and declared a dividend distribution of one right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), of the Company to stockholders of record as of the close of business on September 16, 2013 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A-1 Participating Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Company at an exercise price of $50.00 per one one-thousandth of a Preferred Share, subject to adjustment (the "Purchase Price"). The complete terms of the Rights are set forth in a Tax Benefits Preservation Rights Agreement (the "Rights Agreement"), dated as of September 3, 2013, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.

By adopting the Rights Agreement, the Board is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the "Tax Benefits"). In general, the Company may "carry forward" net operating losses in certain circumstances to offset current and future taxable income, which will reduce federal and state income tax liability, subject to certain requirements and restrictions. The Rights Agreement also has certain ancillary anti-takeover effects.

The Tax Benefits can be valuable to the Company. However, the Company's ability to use these Tax Benefits would be substantially limited and impaired if it were to experience an "ownership change" for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. Generally, the Company will experience an "ownership change" if the percentage of the shares of Common Stock owned by one or more "five-percent shareholders" increases by more than 50 percentage points over the lowest percentage of shares of Common Stock owned by such stockholder at any time during the prior three year on a rolling basis. The Rights Agreement reduces the likelihood that changes in the Company's investor base have the unintended effect of limiting the Company's use of its Tax Benefits. As such, the Rights Agreement has a 4.99% "trigger" threshold that is intended to act as a deterrent to any person or entity seeking to acquire 4.99% or more of the outstanding Common Stock without the prior approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company's stock are not included in the calculation of "ownership change" for purposes of Section 382 of the Code. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Rights Agreement. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Rights Agreement if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company.

For those interested in the specific terms of the Rights Agreement, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Rights Agreement, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company.

Issuance and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right for each outstanding share of Common Stock. Until the Distribution Date (as defined below):

  •
  the Rights will be evidenced by and trade with the certificates for shares of Common Stock (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

  •
  new Common Stock certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry); and

  •
  the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated Shares of Common Stock registered in book entry form) will also constitute the transfer of the Rights associated with such Common Stock.

Distribution Date; Separation of Rights

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become separately tradable and exercisable only upon the earlier of:

(i)
ten business days (or such later day as the Board may determine) following a public announcement that a person or group of affiliated or associated persons (collectively, an "Acquiring Person") has acquired beneficial ownership of 4.99% or more of the outstanding Common Stock; or

(ii)
ten business days (or such later day as the Board may determine) following the announcement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person.

The date on which the Rights separate from the Common Stock and become exercisable is referred to as the "Distribution Date."

As soon as practicable after the Distribution Date, the Company will mail Rights certificates to the Company's stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Stock. Thereafter, such Rights certificates alone will represent the Rights.

The Rights Agreement includes a procedure whereby the Board will consider requests to exempt certain acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the requested acquisition will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or is in the best interests of the Company despite the fact it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability of the Tax Benefits.

Rights Holders Have No Rights as Stockholder Until Right Is Exercised

Until a Right is exercised, the holder of such Right will have no rights as a stockholder of the Company (beyond those possessed as an existing stockholder), including, without limitation, the right to vote or to receive dividends with respect to the Right.

Existing Holders

The Rights Agreement provides that any person or entity who otherwise would be an Acquiring Person on the date the Rights Agreement was adopted (each, an "Existing Holder") will not be deemed to be an "Acquiring Person" for purposes of the Rights Agreement unless such Existing Holder increases its beneficial ownership over such Existing Holder's lowest percentage of ownership of the Common Stock after the adoption of the Rights Agreement, subject to specified exceptions.

Preferred Shares Purchasable Upon Exercise of Right

After the Distribution Date, each Right will entitle the holder to purchase, for $50.00 (the "Purchase Price"), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Share of Common Stock. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Share of Common Stock, and should approximate the value of one Share of Common Stock.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

  •
  not be redeemable;
  •
  entitle holders to quarterly dividend payments of $0.00001 per share, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater;
  •
  entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of Common Stock, whichever is greater;
  •
  have the same voting power as one share of Common Stock; and
  •
  entitle holders to a per share payment equal to the payment made on one Share of Common Stock if the Shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

"Flip-in" Rights

At any time after a Distribution Date has occurred, each holder of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon paying the Purchase Price and in lieu of a number of one one-thousandths of a share of Preferred Stock, Common Stock (or, in certain circumstances, cash or other of our securities) having a market value equal to two times the Purchase Price of the Right. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below. Following the occurrence of an event set forth above, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

"Flip-over" Rights

In the event any person or group becomes an Acquiring Person and the Company merges into or engages in certain other business combinations with an Acquiring Person, or 50% or more of the Company's consolidated assets or earning power are sold to an Acquiring Person, each holder of a Right (other than void Rights owned by an Acquiring Person) will thereafter have the right to receive, upon payment of the Purchase Price, common stock of the acquiring company that at the time of such transaction will have a market value equal to two times the Purchase Price of the Right.

Exchange of Rights

At any time after a person becomes an Acquiring Person, in lieu of allowing the "flip-in" to occur, the Board may exchange the Rights (other than void Rights owned by an Acquiring Person), in whole or in part, at an exchange ratio of one share of the Common Stock (or, under certain circumstances, cash, property or other securities of the Company, including fractions of a share of preferred stock) per Right (subject to adjustment). Notwithstanding the foregoing, the Board may not conduct such an exchange at any time any person (other than the Company or certain entities affiliated with the Company) together with such person's affiliates or associates becomes the beneficial owner of 50% or more of the Common Stock.

Redemption of Rights

At any time prior to a Distribution Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right and on such terms and conditions as the Board may establish. Immediately upon the action of the Board ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Expiration Date of the Rights

The Rights will expire on the earliest of:

  •
  September 2, 2016, the three-year anniversary of the adoption of the Rights Agreement;
  •
  the time at which the Rights are redeemed or exchanged under the Rights Agreement;
  •
  the final adjournment of the Company's 2014 annual meeting of stockholders if stockholders fail to approve the Rights Agreement with a majority of the votes cast by holders of shares of common stock at the 2014 annual meeting of stockholders;
  •
  the repeal of Section 382 or any successor statute, if the Board determines that the Plan is no longer necessary for the preservation of Tax Benefits;
  •
  the beginning of a taxable year with respect to which the Board determines that no Tax Benefits may be carried forward; or
  •
  such time when the Board determines that a limitation on the use of Tax Benefits under Section 382 would no longer be material to the Company.

Amendment of Rights

The terms of the Rights may be amended by a resolution of the Board without the consent of the holders of the Rights prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Rights Agreement or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Anti-Dilution Provisions

The Board may adjust the Purchase Price, the number of shares of Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or Common Stock.

With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

 FIRST AMENDMENT
TO
TAX BENEFITS PRESERVATION RIGHTS AGREEMENT

This FIRST AMENDMENT, dated as of September 24, 2013 (the "First Amendment"), to the Tax Benefits Preservation Rights Agreement, dated as of September 3, 2013 (as it may be amended from time to time as provided herein, the "Rights Agreement"), is entered into by and between Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the "Rights Agent" which term shall include any successor Rights Agent hereunder). Capitalized terms contained herein and not otherwise defined shall have the meanings ascribed to them in the Rights Agreement.

WHEREAS, Richard H. Pickup and RHP Trust, dated May 31, 2011 ("Pickup") acquired additional shares of the Company's Common Stock as reported on Form 4 filings filed with the Securities and Exchange Commission on September 18 and 20, 2013 (the "Richard Pickup Reported Purchases"), which resulted in Pickup exceeding its applicable Existing Holder Percentage;

WHEREAS, the Company desires to amend the Rights Agreement so that the Richard Pickup Reported Purchases do not affect any rights under the Rights Agreement;

WHEREAS, the Company desires to amend the Rights Agreement pursuant to Section 28 thereof;

WHEREAS, as of the date hereof, a Distribution Date (as defined in the Rights Agreement) has not occurred, and the Company has satisfied all requirements to effect an amendment to the Agreement without the approval of any holders of the Rights (as defined in the Rights Agreement); and

WHEREAS, pursuant to Section 28 of the Rights Agreement, any supplement or amendment that does not amend Sections 18, 19, 20, 21 or 28 or any other section of the Rights Agreement in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this First Amendment, and for other good and valuable consideration, the parties hereto agree as follows:

1.    Amendments of Section 1.

  (a)    The defined term "Existing Holder Percentage" set forth in Section 1 of the Rights Agreement is hereby amended by deleting such defined term in its entirety and replacing it with the following:

  "Existing Holder Percentage" means, with respect to any Existing Holder, the percentage of the outstanding shares of Common Stock of the Company that such Existing Holder, together with all Affiliates and Associates of such Existing Holder, Beneficially Owns (including any Convertible Promissory Notes Due 2018 held by such Existing Holder) immediately prior to the first public announcement of the adoption of this Plan; provided, however, that with respect to Richard H. Pickup and RHP Trust, dated May 31, 2011 and together with all their Affiliates and Associates, the applicable Existing Holder Percentage shall include the Richard Pickup Reported Purchases; provided, further, however, that, in the event any Existing Holder shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the first public announcement of the adoption of this Plan, the Existing Holder Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Existing Holder, the lesser of (i) the Existing Holder Percentage as in effect immediately prior to such sale, transfer or disposition or

1

  (ii) the percentage of outstanding shares of Common Stock of the Company that such Existing Holder Beneficially Owns immediately following such sale, transfer or disposition.

  (b)    The defined term "Triggering Event" set forth in Section 1 of the Rights Agreement is hereby amended by deleting such defined term in its entirety and replacing it with the following:

  "Triggering Event" means any Section 11(a)(ii) Event or any Section 13 Event; provided, however, that no Triggering Event shall result solely by virtue of the Richard Pickup Reported Purchases.

  (c)    Section 1 of the Rights Agreement is hereby amended by adding the following term in alphabetical order:

  "Richard Pickup Reported Purchases" means purchases by Richard H. Pickup and RHP Trust, dated May 31, 2011 and together with all their Affiliates and Associates of shares of Common Shares as reported in Form 4 filings filed with the Securities and Exchange Commission on September 18 and 20, 2013.

2.    Amendment of Section 3.    Section 3(a) of the Rights Agreement is hereby amended by inserting the following sentence at the end thereof:

  "Notwithstanding anything in this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely by virtue of the Richard Pickup Reported Purchases."

3.    Amendment of Section 7(a).    Section 7(a) of the Rights Agreement is hereby amended by inserting the following sentence at the end thereof:

  "Notwithstanding anything in this Rights Agreement to the contrary, no Richard Pickup Reported Purchases shall be deemed to be events that cause the Rights to become exercisable pursuant to the provisions of this Section 7 or otherwise."

4.    Amendments of Section 11(a).

  (a)    Section 11(a)(i) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

  "Notwithstanding anything in this Rights Agreement to the contrary, no Richard Pickup Reported Purchases shall be deemed to cause the Rights to be adjusted in accordance with this Section 11."

  (b)    Section 11(a)(ii) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

  "Notwithstanding anything in this Rights Agreement to the contrary, no Richard Pickup Reported Purchases shall be deemed to cause the Rights to become exercisable in accordance with this Section 11."

5.    Amendment of Section 13.    Section 13 of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

  "Notwithstanding anything in this Rights Agreement to the contrary, no Richard Pickup Reported Purchases shall be deemed to be events of the type described in this Section 13 or to cause the Rights to be adjusted or to become exercisable in accordance with Section 13."

2

6.    Amendment of Section 26(a).    Section 26(a) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

  "Notwithstanding anything in this Rights Agreement to the contrary, no Richard Pickup Reported Purchases shall be deemed to require the Company to provide notice in accordance with this Section 26."

7.    Amendment of Exhibit C: Form of Summary of Rights.    The last sentence f the first paragraph is hereby amended by deleting such sentence in its entirety and replacing it with the following sentence:

  "The complete terms of the Rights are set forth in a Tax Benefits Preservation Rights Agreement (the "Rights Agreement"), dated as of September 3, 2013 (as it may be amended from time to time) between the Company and American Stock Transfer & Trust Company, LLC, as rights agent."

8.    Effectiveness.    This First Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

9.    Miscellaneous.    This First Amendment shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This First Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provision, covenant or restriction of this First Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this First Amendment shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

[Signature Page to Follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as an instrument under seal and attested, all as of the day and year first above written.

ATTEST:			IMPAC MORTGAGE HOLDINGS, INC.
By:	/s/ TODD R . TAYLOR		By:	/s/ WILLIAM S. ASHMORE
	Name:	Todd R . Taylor		Name:	William S. Ashmore
	Title:	Chief Financial Officer		Title:	President

CERTIFICATION AND INSTRUCTION TO RIGHTS AGENT: The officer of the Company whose duly authorized signature appears above certifies that this First Amendment is in compliance with the terms of Section 28 of the Rights Agreement and, on behalf of the Company, instructs the Rights Agent to enter into this First Amendment.

[Signature Page to First Amendment to Rights Agreement]

ATTEST:			AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent
By:	/s/ CINDY ARMENIA		By:	/s/ JENNIFER DONOVAN
	Name:	Cindy Armenia		Name:	Jennifer Donovan
	Title	Relationship Manager		Title	SVP

[Signature Page to First Amendment to Rights Agreement]

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION IMPAC MORTGAGE HOLDINGS, INC. Annual Meeting of Stockholders July 22, 2014 9:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Impac Mortgage Holdings, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2014, and hereby appoints Todd R. Taylor and Ronald M. Morrison, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Impac Mortgage Holdings, Inc. to be held on July 22, 2014, at 9:00 a.m. Pacific Daylight Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED . DETACH AND RETURN THIS PORTION ONLY (Continued, and to be marked, dated and signed, on the other side) tt PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held July 22, 2014. The Proxy Statement and our 2013 Annual Report to Stockholders are available at: http://www.viewproxy.com/impaccompanies/2014.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Approval of amendment to 2010 Omnibus Incentive Plan to increase the shares subject to the plan by 300,000 shares. FOR AGAINST ABSTAIN 3. Ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. FOR AGAINST ABSTAIN 4. Approval of the Tax BenefitS Preservation Rights Agreement. FOR AGAINST ABSTAIN NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. For address change/comments, mark here. o(see reverse for instructions) I plan on attending the meeting Please mark your votes like this The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees FOR WITH-HOLD FOR ALL ALL ALL EXCEPT 01 Joseph R. Tomkinson 04 Frank P. Filipps  02 William S. Ashmore 05 Stephan R. Peers 03 James Walsh 06 Leigh J. Abrams To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line line below. Signature Signature (if held jointly) Date , 2014 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. tt PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touchtone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postageepaid envelope provided.